                                                                   EXHIBIT 10.73


                    _______________________________________


                   STOCK PURCHASE AND SHAREHOLDERS AGREEMENT

                               DECEMBER 18, 1996

                    _______________________________________

                               TABLE OF CONTENTS
                               -----------------

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ARTICLE 1      Sale of Stock of the Companies...........................................................................      2

        1.1    Sale of the Purchased Shares.............................................................................      2

ARTICLE 2      Closing Date; Delivery...................................................................................      3

        2.1    Closing Dates............................................................................................      3

        2.2    Delivery by DMX..........................................................................................      3

        2.3    Delivery by DMX-UK.......................................................................................      3

        2.4    Delivery by DMX-NV.......................................................................................      4

        2.5    Delivery by Purchaser....................................................................................      4

ARTICLE 3      Representations and Warranties...........................................................................      4

        3.1    Representations and Warranties of DMX....................................................................      4

               3.1.1     Corporate Power................................................................................      4

               3.1.2     Capitalization of DMX-UK.......................................................................      4

               3.1.3     Capitalization of DMX-NV.......................................................................      5

               3.1.4     Capitalization of DMX-UK.......................................................................      5

               3.1.5     Authorization; Validity........................................................................      5

               3.1.6     Ownership......................................................................................      5

               3.1.7     Brokers or Finders.............................................................................      5

        3.2    Representations and Warranties of Purchaser..............................................................      6

               3.2.1     Investment Purpose; Experience.................................................................      6

               3.2.2     Purchaser's Specific Knowledge of the Companies................................................      6

               3.2.3     Brokers or Finders.............................................................................      7

        3.3    Survival.................................................................................................      7

                                      -i-
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ARTICLE 4      Conditions to Closing; Termination.......................................................................      7

        4.1    Conditions to Closing of the Purchaser...................................................................      7

               4.1.1     Satisfactory Arrangements with Creditors.......................................................      8

               4.1.2     Representations and Warranties Correct.........................................................      8

               4.1.3     Covenants......................................................................................      8

               4.1.4     Opinion of UK Counsel..........................................................................      8

        4.2    Conditions to Closing of the DMX.........................................................................      8

               4.2.1     Representations and Warranties Correct.........................................................      8

               4.2.2     Covenants......................................................................................      8

               4.2.3     Opinion of UK Counsel..........................................................................      8

        4.3    Conditions to Closing related to Satellite Contract......................................................      9

               4.3.1     Uplink and Satellite Transmission Contract.....................................................      9

               4.3.2     Guaranty of the Satellite Contract.............................................................      9

               4.3.3     Release of DMX by WTCI.........................................................................      9

        4.4    Conditions to Closing related to the Restructure of the Companies........................................      9

               4.4.1     Capital Structure of DMX-UK....................................................................      9

               4.4.3     Transfer of NV Common Stock....................................................................     10

               4.4.4     Unissued Shares................................................................................     10

        4.5    Termination..............................................................................................     10

               4.5.1     Coordination with Subscription Agreement.......................................................     10

               4.5.2     Termination of Subscription Agreement..........................................................     10


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ARTICLE 5  Covenants....................................................................................................     10

        5.1    Affirmative Covenants of DMX.............................................................................     10

               5.1.1     Recapitalization; Amendment of Constituent Documents; Certain Transfers........................     11

               5.1.2     Qualification under Blue Sky Laws..............................................................     11

               5.1.3     Transactions with Related Entities.............................................................     11

               5.1.4     Access.........................................................................................     11

               5.1.5     Amendment, Compromise, or Forgiveness of Note or Indebtedness..................................     11

        5.2    Affirmative Covenants of Purchaser.......................................................................     12

               5.2.1     [*]............................................................................................     12

               5.2.2     Recapitalization; Amendment of Constituent Documents; Certain Transfers........................     12

               5.2.3     Board Appointment and Nominations..............................................................     12

               5.2.4     Confidentiality of Information Provided by DMX, DMX-UK, and DMX-NV.............................     13

               5.2.5     Dilution Protection of DMX's Interest in the Raising of Initial Capital........................     13

        5.3    Affirmative Covenants of the Companies...................................................................     13

               5.3.1     Access and Maintenance of Records..............................................................     13

               5.3.2     [*]............................................................................................     14

               5.3.3     Board Appointment and Nominations..............................................................     14

---------------

* Indicates that material has been omitted and confidential treatment has been requested therefore. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.


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ARTICLE 6  Preemptive Rights............................................................................................     15

        6.1    DMX's Preemptive Rights..................................................................................     15

        6.2    Definition of New Securities.............................................................................     15

        6.3    Definition of Purchaser Affiliate........................................................................     15

        6.4    Termination of Preemptive Rights.........................................................................     16

        6.5    Incorporation in Articles of Association.................................................................     16

ARTICLE 7  Registration Rights..........................................................................................     16

        7.1    Registration Rights of DMX...............................................................................     16

        7.2    Registration Rights on Foreign Exchanges.................................................................     16

ARTICLE 8  Tag-Along and Drag-Along Rights..............................................................................     16

        8.1    Definitions..............................................................................................     16

               8.1.1     Permitted Transfer.............................................................................     16

               8.1.2     Permitted Transferee...........................................................................     17

               8.1.3     Securities Act.................................................................................     17

               8.1.4     Selling Shareholder............................................................................     17

               8.1.5     Shareholder....................................................................................     17

               8.1.6     Stock..........................................................................................     17

               8.1.7     Tag-Along Seller...............................................................................     17

               8.1.8     Transfer.......................................................................................     17

        8.2    Tag-Along Rights.........................................................................................     17

               8.2.1     Right to Participate in Sale...................................................................     17

               8.2.2     Exceptions to Tag-Along Rights.................................................................     18

               8.2.3     Procedures for Tag-Along Sale..................................................................     18

                                     -iv-
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        8.3    Application of Tag-Along Rights to Indirect Transfer of Stock............................................     19

        8.4    Drag-Along Rights........................................................................................     19

               8.4.1     Right to Require Sale..........................................................................     19

               8.4.2     Drag-Along Notice..............................................................................     20

               8.4.3     Non-Cash Consideration.........................................................................     20

        8.5    Termination of Tag-Along and Drag-Along Rights...........................................................     20

ARTICLE 9  Miscellaneous................................................................................................     21

        9.1    Governing Law............................................................................................     21

        9.2    Jurisdiction and Venue...................................................................................     21

        9.3    Waiver of Jury Trial.....................................................................................     21

        9.4    Successors and Assigns...................................................................................     21

        9.5    Entire Agreement; Amendment..............................................................................     22

        9.6    Notices..................................................................................................     22

        9.7    Delays or Omissions......................................................................................     23

        9.8    Expenses.................................................................................................     24

        9.9    Counterparts.............................................................................................     24

        9.10   Severability.............................................................................................     24

        9.11   Gender...................................................................................................     24

        9.12   No Third Parties Benefitted..............................................................................     25

        9.13   Attorneys' Fees and Expenses.............................................................................     25

                                      -v-

                   STOCK PURCHASE AND SHAREHOLDERS AGREEMENT



     This Agreement is made as of December 18, 1996 between DMX Inc. ("DMX"), a Delaware corporation, DMX-Europe (UK) Limited, a United Kingdom company ("DMX-UK"), DMX-Europe N.V., a Netherlands corporation ("DMX-NV") and Jerold H. Rubinstein, an individual ("PURCHASER"). DMX-UK and DMX-NV will be referred to collectively as the "COMPANIES" and individually as a "COMPANY", and DMX and Purchaser will be referred to collectively as the "SHAREHOLDERS" and individually as a "SHAREHOLDER".

     WHEREAS, the Companies are wholly owned direct and indirect subsidiaries of DMX;

     WHEREAS, the Companies are in significant financial difficulty, and without additional financial support will be placed into insolvency proceedings; Purchaser has informed the Board of Directors of DMX that in his opinion the business operations of the Companies are viable and potentially valuable; the Board of Directors of DMX has determined that DMX will not provide any further financial support for the Companies;

     WHEREAS, Purchaser has offered to use his best efforts to secure other financing to permit the Companies to continue operations and, if Purchaser is able to effect an agreement with the creditors and potential equity investors to reorganize the operations of the Companies (the "REORGANIZATION"), to acquire certain interests in the Companies;

     WHEREAS, in connection with the acquisition by Purchaser of certain interests in the Companies, the ownership of DMX-NV and DMX-UK will be restructured to make DMX-NV a subsidiary of DMX-UK, and the capital structure of DMX-UK will be recapitalized;

     WHEREAS, Purchaser will deliver a continuing guaranty pursuant to which Purchaser will agree to guarantee certain liabilities associated with the operations of the Companies;

     WHEREAS, the Board of Directors of DMX believes it is in the best interest of DMX's shareholders to enter into this Agreement and to provide Purchaser with an opportunity to reorganize the operations of the Companies;

     WHEREAS, if Purchaser is unable to effect the Reorganization, then DMX will subscribe for shares of a corporation newly organized by Purchaser to effect the distribution of the DMX digital audio service in Europe, pursuant to that certain Subscription and Shareholders Agreement of even date herewith (the "SUBSCRIPTION AGREEMENT");


     NOW THEREFORE, the parties agree as follows:


                                   ARTICLE 1

                                    SALE OF
                                    -------
                             STOCK OF THE COMPANIES
                             ----------------------


     1.1  SALE OF THE PURCHASED SHARES.  In consideration of the various
          ----------------------------
agreements undertaken pursuant to and subject to the terms and conditions of this Agreement, DMX will sell to Purchaser, and Purchaser will buy from DMX, at the Closing, the following interests in the Companies:

          (i) 5,000,000 Common Shares (as defined in Section 4.4.1, below);

          (ii) a 90 percent interest in that certain note dated May 19, 1993, in the principal amount of $24,436,000 owed by DMX-NV to DMX under a promissory note payable by DMX to the order of TCI-Euromusic, Inc., which note was acquired by DMX in the merger of TCI-Euromusic, Inc. with and into DMX, including all unpaid interest accrued thereon (the entire note shall be referred to as the "NOTE"), together with a corresponding interest in the rights of DMX pursuant to any instruments or loan agreements associated with the Note (the "INSTRUMENTS"); and

          (iii) a 90 percent interest in all other outstanding indebtedness, if any, of DMX-NV or DMX-UK to DMX (the total amount such other indebtedness of DMX-UK or DMX-NV to DMX shall be referred to as the "INDEBTEDNESS").

The Common Shares to be transferred to Purchaser pursuant to this Section 1.1 shall be referred to collectively as the "PURCHASED SHARES". The Purchased Shares and the above described interests in the Note and the Indebtedness to be transferred to Purchaser shall be referred to collectively as the "PURCHASED INTERESTS".

                                   ARTICLE 2

                            CLOSING DATE; DELIVERY
                            ----------------------

     2.1  CLOSING DATES.  The closing of the purchase and sale of the
          -------------
Purchased Interests (the "CLOSING") shall be held at the offices of Irell & Manella (i) at 11:00 a.m., on or before January 31, 1996; (ii) at such other time and place upon which the parties shall agree; or (iii) if necessary to the Reorganization of the Companies, at such earlier time as Purchaser designates by written notice to the other parties at least 10 business days before the designated date of the Closing; provided, however, that all parties will use their reasonable efforts to close as soon as possible after such notice from Purchaser. The date of the Closing shall be referred to in this Agreement as the "CLOSING DATE".

     2.2  DELIVERY BY DMX.  At the Closing, DMX will deliver:
          ---------------

          2.2.1 To Purchaser, documentation evidencing Purchaser's ownership of the Purchased Shares, which shall be accompanied by such other documents as are required under applicable law to effect the transfer of ownership on the shareholders' register;

          2.2.2 To DMX-UK, a copy of the Channel Distribution Agreement, in the form attached as Exhibit 2.2.2 (the "DISTRIBUTION AGREEMENT"), executed by DMX;

          2.2.3 To Purchaser, a duly executed bill of sale and assignment, executed by DMX and transferring to Purchaser, without recourse and without representation or warranty, the interests described above in
          Section 1.1 (ii) and (iii) in the Note, the Instruments, and the Indebtedness; and

          2.2.4 To Purchaser, a certificate acknowledging the termination of the Subscription Agreement and the release of the parties from their obligations under the Subscription Agreement, in the form attached as
          Exhibit 2.2.4 (the "TERMINATION CERTIFICATE"), executed by DMX.

     2.3  DELIVERY BY DMX-UK.  At the Closing, DMX-UK shall deliver to DMX:
          ------------------

          2.3.1 A release executed by DMX-UK in form satisfactory to counsel for DMX, releasing DMX from any and all obligations to DMX-UK or DMX-NV except those specified in this Agreement and the Distribution Agreement (the "RELEASE"); and

          2.3.2  A copy of the Distribution Agreement executed by DMX-UK.

     2.4  DELIVERY BY DMX-NV.  At the Closing, DMX-NV shall deliver to DMX:
          ------------------

          2.4.1  A copy of the Release executed by DMX-NV.

     2.5  DELIVERY BY PURCHASER.  At the Closing, Purchaser shall deliver to
          ---------------------
DMX:

          2.5.1 A copy of the Termination Certificate, executed by Purchaser and by Xtra Music Limited; and

          2.5.2 A Spousal Consent, consenting to the obligations undertaken pursuant to this Agreement and pursuant to the documents delivered by Purchaser pursuant to this Agreement.

The Distribution Agreement and the Release are collectively referred to herein as the "RELATED AGREEMENTS".


                                   ARTICLE 3

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------


     3.1  REPRESENTATIONS AND WARRANTIES OF DMX.  Except as set forth on the
          -------------------------------------
attached Exhibit 3.1, DMX represents and warrants to Purchaser as follows:


          3.1.1  CORPORATE POWER.  At the Closing Date, DMX will have all
                 ---------------
requisite legal and corporate power to execute and deliver this Agreement, to sell the Purchased Interests, and to carry out and perform its obligations under the terms of this Agreement.

          3.1.2  CAPITALIZATION OF DMX-UK.  As of the date of this Agreement,
                 ------------------------
the authorized capital stock of DMX-UK consists of 100 (Pound)1 ordinary shares, of which 100 shares are issued and outstanding and are owned by DMX-NV, and 10,000,000 of $1 preference shares of DMX-UK (the $1 preference shares of DMX-UK to be referred to herein as "EXISTING PREFERRED STOCK"), of which 10,000,000 shares are issued and outstanding and are owned by DMX. As of the date of this Agreement, DMX-UK is obligated to issue an additional 3,337,000 shares of Existing Preferred Stock after increasing its authorized capital (the "UNISSUED SHARES"). Except as contemplated by this Agreement, DMX is not aware of any other options, warrants, conversion privileges, contracts, understandings or other rights outstanding to purchase or otherwise acquire any authorized but unissued shares of DMX-UK's capital stock or any other securities of DMX-UK.

          3.1.3  CAPITALIZATION OF DMX-NV.  As of the date of this Agreement,
                 ------------------------
the authorized capital stock of DMX-NV consists of 100,000 shares of common stock (the common stock of DMX-NV to be referred to herein as the "NV COMMON STOCK"), of which 39,216 shares are issued and outstanding. Except as contemplated by this Agreement, DMX is not aware of any options, warrants, conversion privileges, contracts, understandings or other rights outstanding to purchase or otherwise acquire any authorized but unissued shares of DMX-NV's capital stock or any other securities of DMX-NV.

          3.1.4  CAPITALIZATION OF DMX-UK AS OF THE CLOSING DATE.  As of the
                 -----------------------------------------------
Closing Date, the authorized capital stock of DMX-UK shall consist of 20,000,000 Common Shares, of which 5,000,100 shares will be issued and outstanding and 5,000,000 will be owned by DMX, and 100,000 of the Preference Shares, of which 100,000 shares will be issued and outstanding and will be owned by DMX. Except as contemplated by this Agreement and by any arrangements made by Purchaser in connection with the Reorganization, DMX is not aware of any other options, warrants, conversion privileges, contracts, understandings or other rights that will be outstanding to purchase or otherwise acquire any authorized but unissued shares of DMX-UK's capital stock or any other securities of DMX-UK.

          3.1.5  AUTHORIZATION; VALIDITY.  As of the Closing Date, DMX shall
                 -----------------------
have taken all corporate actions necessary for the authorization, execution, delivery and performance of this Agreement by DMX, and the sale and delivery of the Purchased Interests. This Agreement, when executed and delivered by DMX (assuming the due execution and delivery by the other parties), shall constitute the valid and binding obligation of DMX, enforceable according to its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules of law governing specific performance, injunctive relief or other equitable remedies, and limitations of public policy.

          3.1.6  OWNERSHIP.  The Purchased Shares will be validly issued,
                 ---------
fully paid and non-assessable; and except as provided in this Agreement, none of the shares are subject to any restriction on transfer. DMX will have good and marketable title, free and clear of any liens, to the Purchased Interests, and will convey such title to Purchaser with the delivery of the transfer documents provided for herein.

          3.1.7  BROKERS OR FINDERS.  DMX has not incurred, and will not
                 ------------------
incur, directly or indirectly, any liability for brokers' or finders' fees, agents' commissions or any similar charges in connection with this Agreement.

     3.2  REPRESENTATIONS AND WARRANTIES OF PURCHASER.  Except as set forth on
          -------------------------------------------
the attached Exhibit 3.2, Purchaser represents and warrants to DMX as follows:

          3.2.1  INVESTMENT PURPOSE; EXPERIENCE.  The Purchaser is acquiring
                 ------------------------------
the Purchased Shares for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution of the Purchased Shares. Purchaser understands that the Purchased Shares have not been registered under the Securities Act or qualified pursuant to the California Corporations Code by reason of specific exemptions therefrom which depend upon, among other things, the bona fide nature of and the accuracy of Purchaser's representations as expressed in this Agreement. The Purchaser is experienced in evaluating and investing in companies such as DMX-UK and DMX-NV and has the financial resources to bear the economic risks associated with his investment and with the Guaranty.

          3.2.2  PURCHASER'S SPECIFIC KNOWLEDGE OF THE COMPANIES.  Purchaser
                 -----------------------------------------------
acknowledges that Purchaser has acted as the Chief Executive Officer of DMX and has had both the primary responsibility for overseeing DMX's investment in the Companies and the principal involvement on behalf of DMX in reorganizing the affairs of the Companies. Purchaser acknowledges that Purchaser and his representatives have had regular access to the books and records, facilities, equipment, tax returns, contracts and other assets of the Companies. Purchaser has detailed knowledge of the business and financial condition, assets, and liabilities of the Companies. Purchaser agrees that DMX, its Board of Directors, and its representatives have had no active involvement, except through the activities of Purchaser, in the day-to-day affairs, business operations and activities of the Companies. Except as specifically and expressly provided in this Agreement, Purchaser will acquire the Purchased Interests without any representation or warranty (including as to merchantability or fitness for any particular purpose and any other implied warranty) by DMX, the Board of Directors of DMX, any shareholder of DMX, or any agent of DMX. Purchaser specifically acknowledges that the Companies are in financial difficulty and may be insolvent, and that the Companies cannot survive without a substantial reorganization of their affairs. None of DMX, any member of the Board of Directors of DMX, any shareholder of DMX, or any agent of DMX makes any representation concerning any of the following matters:

               3.2.2.1 The business, financial condition, or prospects of DMX-UK or DMX-NV;

               3.2.2.2 The accuracy of the financial statements of DMX-UK or DMX-NV (including but not limited to the effects of a determination that DMX-UK and DMX-NV cannot be considered as going concerns), the accuracy of any other financial information concerning DMX-UK or DMX-NV that Purchaser had obtained from DMX, DMX-UK, or DMX-NV, or the possibility of material adverse changes in the assets, liabilities, business, and financial condition of DMX-UK and DMX-NV since the date of any such financial statements or financial information;

               3.2.2.3 Any transactions or commitments undertaken by either DMX-UK or DMX-NV whether or not out of the ordinary course of business for such Company; or

               3.2.2.4 The indebtedness and liabilities of DMX-UK and DMX-NV (including but not limited to any liability under applicable laws related to pensions, employee benefits, or employee rights upon termination of the business of DMX-UK or DMX-NV); the ownership or right to possession by DMX-UK or DMX-NV of the assets and properties necessary to the conduct of their business (including any patents, trademarks, service marks, trade names, copyrights, proprietary information and other rights material to its business as now conducted); DMX-UK or DMX-NV's compliance with or continuing rights under material contracts, leases, commitments or other instruments; or compliance by DMX-UK or DMX-NV with applicable law (including any applicable environmental laws).

          3.2.3  BROKERS OR FINDERS.  The Purchaser has not incurred, and
                 ------------------
will not incur, directly or indirectly, any liability for brokers' or finders' fees, agents' commissions or any similar charges in connection with this Agreement.

     3.3  SURVIVAL.  Except as otherwise expressly provided, the
          --------
representations, warranties, and acknowledgements made by each party pursuant to this Article 3 shall survive the Closing.

                                   ARTICLE 4

                       CONDITIONS TO CLOSING; TERMINATION
                       ----------------------------------


     4.1  CONDITIONS TO CLOSING OF THE PURCHASER.  Purchaser's obligation to
          --------------------------------------
purchase the Purchased Shares at the Closing and to close under this Agreement is, at the option of the Purchaser, subject to the fulfillment on or prior to the Closing Date of each of following conditions:

          4.1.1  SATISFACTORY ARRANGEMENTS WITH CREDITORS.  Purchaser shall have
                 ----------------------------------------
reached agreement in principle with the creditors of the Companies, and with any proposed equity investors in DMX-UK or DMX-NV, to effect the Reorganization on terms and conditions satisfactory to Purchaser, as determined in his sole and absolute discretion.

          4.1.2  REPRESENTATIONS AND WARRANTIES CORRECT.  The representations
                 --------------------------------------
and warranties made in Article 3 of this Agreement by DMX shall be materially correct when made, and shall be materially correct on the Closing Date with the same force and effect as if they had been made on the Closing Date.

          4.1.3  COVENANTS.  All covenants, agreements and conditions
                 ---------
contained in this Agreement to be performed by DMX on or prior to the Closing Date shall have been performed or complied with in all material respects.

          4.1.4  OPINION OF UK COUNSEL.  DMX shall have received an opinion
                 ---------------------
of its United Kingdom counsel to the effect that the execution and delivery of the Distribution Agreement and the Release will not conflict with any obligation of DMX to the creditors of the Companies, and will terminate any rights of the Companies under that certain Technology License and Services Agreement dated as of May 19, 1993, or that certain Trademark Agreement effective as of July 1, 1992.

     4.2  CONDITIONS TO CLOSING OF THE DMX.  The obligation of DMX to sell the
          --------------------------------
Purchased Interests at the Closing and to close under this Agreement is, at the option of DMX, subject to the fulfillment on or prior to the Closing Date of each of following conditions:

          4.2.1  REPRESENTATIONS AND WARRANTIES CORRECT.  The representations
                 --------------------------------------
and warranties made by Purchaser in Article 3 shall be materially correct when made, and shall be materially correct on the Closing Date with the same force and effect as if they had been made on the Closing Date.

          4.2.2  COVENANTS.  All covenants, agreements and conditions
                 ---------
contained in this Agreement to be performed by Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

          4.2.3  OPINION OF UK COUNSEL.  DMX shall have received an opinion
                 ---------------------
of its United Kingdom counsel to the effect that the execution and delivery of the Distribution Agreement and the Release will not conflict with any obligation of DMX to the creditors of the Companies, and will terminate any rights of the Companies under that certain Technology License and Services Agreement dated as of May 19, 1993, or that certain Trademark Agreement effective as of July 1, 1992.

     4.3  CONDITIONS TO CLOSING RELATED TO SATELLITE CONTRACT.  The obligations
          ---------------------------------------------------
of DMX to sell, and of Purchaser to purchase, the Purchased Interests at the Closing and to close under this Agreement are subject to the fulfillment on or prior to the Closing Date of each of following conditions:

          4.3.1  UPLINK AND SATELLITE TRANSMISSION CONTRACT.  DMX-UK shall
                 ------------------------------------------
have entered into or assumed contractual arrangements with Western Tele-Communications, Inc. ("WTCI"), pursuant to which WTCI will supply uplink services and satellite transmission services to transmit the signal for the DMX music service to the facilities of the Companies in Europe. Such contractual arrangements shall be referred to as the "SATELLITE CONTRACT".

          4.3.2  GUARANTY OF THE SATELLITE CONTRACT.  Purchaser and WTCI
                 ----------------------------------
shall have entered into contractual arrangements pursuant to which Purchaser shall have guaranteed the payment obligations under the Satellite Contract for the period beginning January 1, 1997, and ending December 31, 1997, (the "CONTINUING GUARANTY") and pursuant to which such guaranty is secured by the pledge of certain shares of DMX owned by Purchaser (the "PLEDGE"). The Continuing Guaranty, the Pledge, and the associated security documents are collectively referred to herein as the "GUARANTY".

          4.3.3  RELEASE OF DMX BY WTCI.  WTCI shall have released DMX from
                 ----------------------
the European Transmission Obligations, as defined below, to the extent such obligations relate to periods after the earlier of December 31, 1996, or the effective date of the Satellite Contract. "EUROPEAN TRANSMISSION OBLIGATIONS" shall mean all obligations and liabilities (including Paragraphs 1.7, 1.8, and 1.9 of Exhibit H to the Master Service Agreement) of DMX under the Master Service Agreement between DMX and WTCI dated March 1, 1994 (the "MASTER SERVICE AGREEMENT") related to the rights of DMX under the Master Service Agreement to obtain transmission services (including both satellite and uplink services) to transmit the DMX digital audio service to Europe, including the European C-Band Transmission Services as described in Section 3 of Exhibit B to the Master Service Agreement.

     4.4  CONDITIONS TO CLOSING RELATED TO THE RESTRUCTURE OF THE COMPANIES.
          -----------------------------------------------------------------
The obligations of DMX to sell, and of Purchaser to purchase, the Purchased Interests at the Closing and to close under this Agreement are subject to the fulfillment on or prior to the Closing Date of each of following conditions:

          4.4.1  CAPITAL STRUCTURE OF DMX-UK.  The constituent documents of
                 ---------------------------
DMX-UK shall have been amended, the capital structure of DMX-UK recapitalized, and the Existing Preferred Stock converted, all to the effect that (i) the authorized capital stock of DMX-UK shall consist of 20,000,000 (Pound)1 ordinary shares (the "COMMON SHARES") and 100,000 preference shares (the "PREFERENCE SHARES"); (ii) the holder of 100,000 Preference Shares have the right to convert such shares, at the option of the holder, into whatever number of Common Shares as will constitute 10 percent of the issued and outstanding Common Shares at the time of the exercise by the holder of such conversion rights; (iii) DMX-UK shall have the right to force the conversion of the Preference Shares at any time after the completion of the raising of the Initial Capital, as described in
Section 5.2.5, below; (iv) the Preference Shares shall have the same right to dividends or distributions by DMX-UK, and the same voting rights, as the number of Common Shares into which such Preference Shares could be converted at the time of such dividend, distribution, or vote; and (v) DMX shall hold 5,000,000 Common Shares (including the shares received pursuant to Section 4.4.3, below) and 100,000 Preference Shares.

          4.4.2  TRANSFER OF COMMON SHARES BY DMX-NV.  DMX-NV shall have
                 -----------------------------------
transferred 100 Common Shares to Purchaser in exchange for that amount in cash as the parties shall determine is equivalent in value to the 100 Common Shares.

          4.4.3  TRANSFER OF NV COMMON STOCK.  DMX shall have transferred all
                 ---------------------------
of its shares of NV Common Stock to DMX-UK in exchange for that number of Common Shares as the parties shall determine is equivalent in value to the transferred NV Common Stock.

          4.4.4  UNISSUED SHARES.  All right of DMX to the Unissued Shares
                 ---------------
shall have been extinguished.

     4.5  TERMINATION.  If the Closing does not occur on or before 5:00 PM
          -----------
(Pacific Standard Time) on January 31, 1996, this Agreement may be terminated at the election of any party to this Agreement unless the Closing was prevented by the wrongful action of that party.

          4.5.1  COORDINATION WITH SUBSCRIPTION AGREEMENT.  If the closing
                 ----------------------------------------
occurs under the Subscription Agreement, then this Agreement shall terminate at the time of that closing.

          4.5.2  TERMINATION OF SUBSCRIPTION AGREEMENT.  If the Closing
                 -------------------------------------
occurs, then the Subscription Agreement shall terminate at the time of the Closing.

                                   ARTICLE 5

                                   COVENANTS
                                   ---------

     5.1  AFFIRMATIVE COVENANTS OF DMX.  DMX hereby covenants and agrees as
          ----------------------------
follows:

          5.1.1  RECAPITALIZATION; AMENDMENT OF CONSTITUENT DOCUMENTS; CERTAIN
                 -------------------------------------------------------------
TRANSFERS.  DMX shall take all actions within its legal authority, and will
---------
cooperate with Purchaser, to effect the changes in the capital structure and ownership of the Companies described in Sections 4.4.1, 4.4.2, 4.4.3, and 4.4.4. Prior to the Closing DMX shall not permit DMX-NV or DMX-UK to make any other amendment to the constituent documents of DMX-UK or DMX-NV without the consent of Purchaser.

          5.1.2  QUALIFICATION UNDER BLUE SKY LAWS.  Qualification under
                 ---------------------------------
applicable Blue Sky laws (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Purchased Shares pursuant to this Agreement, if required, will be accomplished in a timely manner prior to or promptly following the Closing. Purchaser will cooperate in obtaining any such qualification or exemption.

          5.1.3  TRANSACTIONS WITH RELATED ENTITIES.  Except for transactions
                 ----------------------------------
explicitly contemplated by this Agreement and the Related Agreements, DMX will not cause either DMX-UK or DMX-NV to enter into any agreement, contract, or transaction with DMX, any shareholder of DMX, or any entity or individual affiliated with DMX without the consent of Purchaser. Prior to the Closing DMX shall not permit either DMX-UK or DMX-NV to enter into any material contracts without the consent of Purchaser.

          5.1.4  ACCESS.  From and after the execution of this Agreement, DMX
                 ------
shall afford to Purchaser and Purchaser's representatives reasonable access to the personnel, properties, books, records, and contracts relating to the Companies. Purchaser may engage in discussions with the creditors of the Companies in order to effect an arrangement or compromise of their claims against the Companies.

          5.1.5  AMENDMENT, COMPROMISE, OR FORGIVENESS OF NOTE OR
                 ------------------------------------------------
INDEBTEDNESS.  As described above, DMX will retain a 10 percent interest in the
------------
Note, the Instruments, and the Indebtedness. If Purchaser shall amend, compromise, or forgive the interests that Purchaser acquires in the Note, the Instruments, or the Indebtedness, and if such amendment, compromise, or forgiveness (i) occurs concurrently with the Closing, (ii) occurs pursuant to binding contracts in effect at the time of the Closing, (iii) occurs within six months of the Closing and is part of the Reorganization, or (iv) occurs as part of raising the Initial Capital as described in Section 5.2.5, then DMX shall amend, compromise, or forgive the interests that it has retained in the Note, the Instruments, and the Indebtedness in the same manner, in a proportionate amount, and for the same consideration, if any, in a proportionate amount.

     5.2  AFFIRMATIVE COVENANTS OF PURCHASER.  Purchaser hereby covenants and
          ----------------------------------
agrees as follows:

          5.2.1  [*]

          5.2.2  RECAPITALIZATION; AMENDMENT OF CONSTITUENT DOCUMENTS;
                 -----------------------------------------------------
CERTAIN TRANSFERS.  Purchaser shall take all actions within his legal authority,
-----------------
and will cooperate with DMX, to effect the changes in the capital structure and ownership of the Companies described in Sections 4.4.1, 4.4.2, 4.4.3, and 4.4.4.

          5.2.3  BOARD APPOINTMENT AND NOMINATIONS.  For so long as (i) DMX
                 ---------------------------------
holds in excess of 4 percent of the outstanding Common Shares (including the Common Shares into which the Preference Shares may be converted) and (ii) Purchaser has the ability to control the actions of DMX-UK, Purchaser shall cause DMX-UK to include in the slate of nominees recommended by DMX-UK's management to shareholders for election as directors at each annual meeting of shareholders of DMX-UK (or any successor company), one nominee designated by DMX. After voting Purchaser's shares to the extent necessary to elect Purchaser or his designee as a director of DMX-UK, Purchaser shall vote Purchaser's shares for such nominee of DMX to the extent that under applicable law and voting procedures the shares held by DMX would be inadequate to elect such director.
In the event that any such designee of DMX shall cease to serve as a director for any

---------------

* Indicates that material has been omitted and confidential treatment has been requested therefore. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

reason (including removal for cause), Purchaser shall use his best efforts to fill such vacancy with a designee of DMX.

          5.2.4  CONFIDENTIALITY OF INFORMATION PROVIDED BY DMX, DMX-UK, AND
                 -----------------------------------------------------------
DMX-NV.  Purchaser will not use or disclose any non-public information of DMX,
------
DMX-UK, or DMX-NV to any person for any reason or purpose, except that (i) after the consummation of transactions contemplated by this Agreement, Purchaser may use or disclose such information related to the Companies, (ii) Purchaser may disclose information to the extent that disclosure of such information is reasonably required in discussions with a creditor of DMX-UK or DMX-NV or a prospective equity investor in DMX-UK or DMX-NV, and Purchaser obtains commercially reasonable assurances that the creditor or prospective investor will keep such information confidential, (iii) such information is or becomes publicly available otherwise than by disclosure in violation of this Section 5.2.4, or (iv) such disclosure is required by law or compelled through judicial proceedings.

          5.2.5  DILUTION PROTECTION OF DMX'S INTEREST IN THE RAISING OF
                 -------------------------------------------------------
INITIAL CAPITAL.  The parties contemplate that the Reorganization of the
---------------
business operations of the Companies will require that DMX-UK raise $15,000,000 US of capital, whether in the form of debt forgiveness, cash contributions, contribution of services for equity, or contribution of property for equity, in addition to the contributions and agreements required by this Agreement (the "Initial Capital"). Purchaser shall arrange for DMX-UK to obtain the Initial Capital by providing to the contributors of such funds, services, or property, equity interests in DMX-UK (or a successor company) either through the issuance of shares by DMX-UK or from the Purchased Interests held by Purchaser after the Closing; provided, however, that Purchaser shall have no affirmative obligation to provide the Initial Capital other than through the use of newly issued stock of DMX-UK and the Purchased Interests. Such arrangements shall not create any liability of DMX-UK to Purchaser. After DMX-UK has received the Initial Capital, Purchaser shall have no further obligation under this Section 5.2.5 to dispose of the Purchased Interests for the benefit of the Companies.

          5.2.6  OWNERSHIP OF DMX-NV.  For so long as DMX or any transferee
                 -------------------
of DMX shall have rights pursuant to Article 6 or Article 7, Purchaser shall cause DMX-UK shall retain ownership of all of the outstanding stock of DMX-NV; provided, however, that after such time as Purchaser is no longer in control of DMX-UK, Purchaser shall be obligated under this Section 5.2.6 only to use his best efforts to cause DMX-UK to maintain such ownership.

     5.3  AFFIRMATIVE COVENANTS OF THE COMPANIES.  DMX-UK and DMX-NV hereby
          --------------------------------------
covenant and agree as follows:

          5.3.1  ACCESS AND MAINTENANCE OF RECORDS.  From and after the
                 ---------------------------------
consummation of the transactions contemplated by this Agreement, each of DMX-UK and DMX-NV shall maintain all of its corporate records and other documents which are in its possession for a period of at least five years, except that all documents related to taxes based on or measured by net income shall be preserved for ten years or any applicable limitation period, including extensions thereof, whichever is longer. The Companies shall afford to DMX and its counsel, accountants and other representatives reasonable access upon prior written notice to all such books, corporate records and other documents, including, at DMX's expense, copies of relevant documents. In lieu of retaining any such records, the Companies may at their election deliver any such records to DMX.

          5.3.2  *

          5.3.3  BOARD APPOINTMENT AND NOMINATIONS.  For so long as (i) DMX
                 ---------------------------------
holds in excess of 4 percent of the outstanding Common Shares (including the Common Shares into which the Preference Shares may be converted), DMX-UK (or any successor company) shall include in the slate of nominees recommended by DMX-UK's management to shareholders for election as directors at each annual meeting of its shareholders, one nominee designated by DMX. In the event that any such designee of DMX shall cease to serve as a director for any reason (including removal for cause), DMX-UK or its successor shall use its best efforts to fill such vacancy with a designee of DMX.

          5.3.4  OWNERSHIP OF DMX-NV.  For so long as DMX or any transferee
                 -------------------
of DMX shall have rights pursuant to Article 6 or Article 7, DMX-UK shall retain ownership of all of the outstanding stock of DMX-NV.

---------------

* Indicates that material has been omitted and confidential treatment has been requested therefore. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

                                   ARTICLE 6

                               PREEMPTIVE RIGHTS
                               -----------------


          6.1  DMX'S PREEMPTIVE RIGHTS.  DMX-UK grants to DMX a right of first
               -----------------------
refusal to purchase on the same terms and for the same consideration that percentage defined below of any New Securities (as defined in Section 6.2, below) which DMX-UK may, from time to time, propose to sell and issue (i) to Purchaser (other than New Securities issued to Purchaser as compensation for services that are both rendered more than three months after the Closing and not rendered in connection with raising the Initial Capital) or any Purchaser Affiliate (as defined in Section 6.3, below), or (ii) to other purchasers if Purchaser or any Purchaser Affiliate has preemptive rights that attach to the sale to such other purchaser. In such circumstances DMX shall have the right to purchase that percentage of the New Securities equal to the number of shares of Common Shares then held by DMX (directly or indirectly) (including the number of shares of Common Shares issuable upon conversion of other securities of DMX-UK, if any, held by DMX, directly or indirectly, that are convertible into Common Shares) divided by the total number of shares of Common Shares outstanding (including the number of shares of Common Shares issuable upon conversion of any other outstanding securities that are convertible into Common Shares).

          6.2  DEFINITION OF NEW SECURITIES.  "New Securities" shall mean any
               ----------------------------
shares of capital stock of DMX-UK including common stock and preferred stock, whether now authorized or not, and rights, options or warrants to purchase said shares of common stock or preferred stock, and securities of any type whatsoever that are, or may become, convertible into said shares of common stock or preferred stock; provided, however, the term "New Securities" does not include
(i) preferred stock that is not convertible into any other security of DMX-UK and bears a fixed dividend; (ii) securities offered to the public generally pursuant to a registration statement or pursuant to Regulation A under the Securities Act (or comparable provisions of foreign law); or (iii) Common Shares issued in raising of the Initial Capital and issued prior to the conversion of the Preference Shares.

          6.3  DEFINITION OF PURCHASER AFFILIATE.  As used in this Agreement
               ---------------------------------
(including Exhibit 7.1), the term "PURCHASER AFFILIATE" means Purchaser's spouse, child, or grandchild; a trust for the benefit of Purchaser or any of such persons; any corporation or other entity in which Purchaser, together with any Purchaser Affiliates, owns at least 50 percent of the equity; or any corporation or other entity that is otherwise controlled by Purchaser.

          6.4  TERMINATION OF PREEMPTIVE RIGHTS.  The preemptive rights of DMX
               --------------------------------
pursuant to Section 6, 6.1, above, shall terminate if (i) DMX holds less than 1 percent of the outstanding Common Shares (including the number of shares of Common Shares issuable upon conversion of securities of DMX-UK, if any, held by DMX, directly or indirectly, that are convertible into Common Shares) and (ii) no stock of DMX-UK has been issued in violation of any rights of DMX under
Section 6, 6.1, above.

          6.5  INCORPORATION IN ARTICLES OF ASSOCIATION.  DMX, Purchaser, and
               ----------------------------------------
the Companies shall take all actions required to incorporate the rights and obligations described in this Article 6, 6.1 into the Articles of Association of DMX-UK to the extent necessary to make such rights and obligations enforceable under the laws of the United Kingdom.


                                   ARTICLE 7

                              REGISTRATION RIGHTS
                              -------------------

          7.1  REGISTRATION RIGHTS OF DMX.  DMX-UK shall provide DMX, and
               --------------------------
Purchaser shall cause DMX-UK to provide DMX, with registration rights as described in Exhibit 7.1; provided, however, that after such time as Purchaser is no longer in control of DMX-UK, Purchaser shall be obligated under this
Section 7.1 only to use his best efforts to cause DMX-UK to provide such registration rights.

          7.2  REGISTRATION RIGHTS ON FOREIGN EXCHANGES.  If DMX-UK registers or
               ----------------------------------------
lists its stock on an exchange outside the United States, then DMX-UK shall provide to DMX registration rights equivalent to those described in Exhibit 7.1, with such changes as are necessary to reflect differences in applicable law and practices on such exchange.


                                   ARTICLE 8

                        TAG-ALONG AND DRAG-ALONG RIGHTS
                        -------------------------------

     8.1  DEFINITIONS.  As used in this Article 8, the following terms shall
          -----------
have the following respective meanings:

          8.1.1  PERMITTED TRANSFER.  "PERMITTED TRANSFER" shall mean (i) a
                 ------------------
Transfer by a Shareholder to another corporation that is a member of the same affiliated group (within the meaning of Section 1504 of the Internal Revenue Code of 1986, as amended) as the transferring Shareholder; (ii) a Transfer by a Shareholder without consideration to such Shareholder's spouse, child, or grandchild, or to a trust for the benefit of such Shareholder or any of such persons; or (iii) a Transfer by a Shareholder to a corporation or other entity in which at least 80 percent of the equity interests in that entity are held by such Shareholder or such Shareholder's spouse, child, or grandchild; provided, however, that in any such Transfer, the transferee must agree prior to the Transfer to be bound by the terms of this Article 8.

          8.1.2  PERMITTED TRANSFEREE.  "PERMITTED TRANSFEREE" shall mean any
                 --------------------
person or entity to which a Permitted Transfer of Stock is made.

          8.1.3  SECURITIES ACT.  "SECURITIES ACT" shall mean the Securities Act
                 --------------
of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          8.1.4  SELLING SHAREHOLDER.  "SELLING SHAREHOLDER" shall mean
                 -------------------
Purchaser, or any Permitted Transferee to whom Purchaser Transfers Stock.

          8.1.5  SHAREHOLDER.  "SHAREHOLDER" shall mean DMX, any Permitted
                 -----------
Transferee to whom DMX makes a Transfer of Stock, Purchaser, or any Permitted Transferee to whom Purchaser makes a Transfer of Stock.

          8.1.6  STOCK.  "STOCK" shall mean the Common Shares, the Preference
                 -----
Shares, or any other stock of DMX-UK.

          8.1.7  TAG-ALONG SELLER.  "TAG-ALONG SELLER" shall mean DMX or any
                 ----------------
Permitted Transferee to whom DMX makes a Transfer of Stock.

          8.1.8  TRANSFER.  "TRANSFER" shall mean any sale, transfer,
                 --------
assignment, or other disposition, whether voluntary or involuntary, whether by gift, bequest or otherwise, of Stock, and shall specifically include any Transfer of Stock in a public offering.

     8.2  TAG-ALONG RIGHTS.
          ----------------

          8.2.1  RIGHT TO PARTICIPATE IN SALE.  If a Selling Shareholder, at any
                 ----------------------------
time or from time to time, enters into an agreement (whether oral or written) to make a Transfer of any shares of Stock (a "TAG-ALONG SALE"), then each Tag-Along Seller shall have the right, but not the obligation, to participate in such Tag-Along Sale by selling up to the number of its shares of Stock (the "TAG-ALONG ALLOTMENT") equal to the product of (A) the total number of shares of Stock proposed to be sold by the Selling Shareholder in the Tag-Along Sale times (B) a fraction, the numerator of which is equal to the number of shares of Stock owned by such Tag-Along Seller immediately prior to the Tag-Along Sale and the denominator of which is equal to the sum of the aggregate number of shares of Stock owned by the Shareholders immediately prior to the Tag-Along Sale. Any such sales by the Tag-Along Sellers shall be on the same terms and conditions as the proposed Tag-Along Sale by the Selling Shareholder. For purposes of this calculation, shares of Preference or other securities convertible into Common Shares shall be treated as the equivalent of the number of Common Shares into which such Preference or other securities could be converted.

          8.2.2  EXCEPTIONS TO TAG-ALONG RIGHTS.  The foregoing notwithstanding,
                 ------------------------------
Section 8.2 and Section 8.4 shall not apply to any Transfer of shares of Stock
(i) to a Permitted Transferee, (ii) to a creditor of DMX-NV or DMX-UK in satisfaction of indebtedness that arose prior to the Closing Date, (iii) that occurs concurrently with the Closing, (iv) that occurs pursuant to a binding contract in effect at the time of the Closing, (v) that occurs within 6 months of the Closing in which the Companies are the principal recipients of the consideration for such Transfer, (vi) that occurs as part of the Reorganization or otherwise as part of an arrangement with creditors of the Companies, or (vii) that occurs as consideration for the contribution of the Initial Capital as described in Section 5.2.5, above.

          8.2.3  PROCEDURES FOR TAG-ALONG SALE.  The Selling Shareholder shall
                 -----------------------------
promptly provide each Tag-Along Seller with written notice (the "SALE NOTICE") setting forth the terms and conditions of the proposed Transfer. Each Tag-Along Seller shall provide written notice (the "TAG-ALONG NOTICE") to the Selling Shareholder and the Company within 15 days after receiving the Sale Notice. The Tag-Along Notice shall set forth the number of shares of Stock, if any, such Tag-Along Seller elects to include in the Tag-Along Sale, which shall not exceed the Tag-Along Allotment of such Tag-Along Seller as calculated pursuant to
Section 8.2.1, above. The Selling Shareholder shall determine the aggregate number of shares to be sold by each Tag-Along Seller in the Tag-Along Sale in accordance with the terms hereof, and the Tag-Along Notices given by such Tag-Along Sellers shall constitute their respective binding agreements to sell such shares on the terms and conditions applicable to such sale (including the requirements of this Section 8.2); provided, however, that the Tag-Along Sellers
                                   --------  -------
shall not be obligated to sell such shares in the Tag-Along Sale unless the sale of the shares of the Selling Shareholders is consummated. If the proposed purchaser does not purchase the shares of the Tag-Along Sellers as required under this Section 8.2, then the Selling Shareholder shall sell the entire amount of the shares specified in the Sale Notice, and shall implement the proposed Tag-Along Sale by purchasing from the Tag-Along Sellers the number of shares specified by each Shareholder in its Tag-Along Notice; provided, however, that the Selling Shareholder shall not be obligated to purchase such shares if the sale specified in the Sale Notice is not consummated.

     If a Tag-Along Notice is not received by the Selling Shareholder from any of the Tag-Along Sellers within the 15-day period specified above, the Selling Shareholder shall have the right to sell or otherwise transfer the Stock to the proposed purchaser without any participation by such other Shareholders, but only on the terms and conditions stated in the notice to such Tag-Along Sellers and only if such sale occurs not later than 90 days following the expiration of the 15-day period specified above.

     8.3   APPLICATION OF TAG-ALONG RIGHTS TO INDIRECT TRANSFER OF STOCK.
           -------------------------------------------------------------
If (i) a Selling Shareholder exchanges Stock for an equity interest in any entity, or (ii) a Selling Shareholder sells Stock to any entity that is owned or controlled by the Selling Shareholder and the Stock constitutes more that 25 percent of the fair market value of the assets of the entity, then the Tag-Along Sellers' rights to participate in a Transfer shall attach to any Transfer of the Selling Shareholder's interest in that entity. If the proposed purchaser refuses to purchase the Stock of the Shareholders electing to exercise their Tag-Along Sale rights pursuant to this Section 8.3, then the Selling Shareholder shall sell the entire amount of the interest specified in the Sale Notice, and shall implement the proposed Tag-Along Sale by purchasing from the Tag-Along Sellers the number of shares of Stock specified by each Shareholder in its Tag-Along Notice; provided, however, that the Selling Shareholder shall not be obligated to purchase such shares if the sale specified in the Sale Notice is not consummated.

     8.4  DRAG-ALONG RIGHTS.
          -----------------

          8.4.1  RIGHT TO REQUIRE SALE.  If Purchaser and all Purchaser
                 ---------------------
Affiliates agree to sell 100 percent of the Common Shares and other stock of DMX-UK held by them to a third person who is not affiliated with or related to Purchaser in any manner that could allow Purchaser or a Purchaser Affiliate to enjoy an economic benefit attributable to the sale that would not be enjoyed by DMX (any such party, a "THIRD PARTY", and any such transaction, a "DRAG-ALONG SALE"), then DMX or any Permitted Transferee of DMX (a "DRAG-ALONG SELLER"), subject to Sections 8.4.1, 8.4.2, and 8.4.3 shall sell to such Third Party, upon the demand by Purchaser, 100 percent of Common Shares and Preference held by the Drag-Along Seller on the date of the Drag-Along Notice (as defined in Section 8.4.2, below), at the same proportionate price and on the same terms and conditions as Purchaser has agreed with such Third Party; provided, however,
                                                          --------  -------
that the terms of such Drag-Along Sale shall provide (i) that the only representation and warranty or covenant which any Drag-Along Seller shall be required to make in connection with the Drag-Along Sale is a representation and warranty with respect to its own ownership of the shares to be sold by it and its ability to convey title thereto free and clear of liens, encumbrances or adverse claims and (ii) that the liability of any Drag-Along Seller with respect to any representation and warranty made in connection with the Drag-Along Sale is the several liability of that Drag-Along Seller (and not joint with any other person) and that such liability is limited to the amount of proceeds actually received by that Drag-Along Seller in the Drag-Along Sale. If the Drag-Along Sale is in the form of a merger transaction, each Drag-Along Seller shall vote its shares in favor of such merger and shall not exercise any rights of appraisal or dissent afforded under applicable law.

          8.4.2  DRAG-ALONG NOTICE.  Prior to making any Drag-Along Sale, if
                 -----------------
Purchaser elects to exercise the rights afforded under Section 8.4, Purchaser shall provide each Drag-Along Seller with written notice (the "DRAG-ALONG NOTICE") not less than twenty (20) days prior to the proposed date of the Drag-Along Sale (the "DRAG-ALONG SALE DATE"). The Drag-Along Notice shall set forth:
(i) the name and address of the Third Party; (ii) the proposed amount and form of consideration to be paid per share and the terms and conditions of payment offered by the Third Party; (iii) the aggregate number of shares held of record by Purchaser as of the date of the Drag-Along Notice; (iv) the Drag-Along Sale Date; and (v) confirmation that the proposed Third Party has agreed to purchase the Drag-Along Seller's Stock in accordance with the terms hereof.

          8.4.3  NON-CASH CONSIDERATION.  The provisions of Section 8.4 shall
                 ----------------------
not apply unless the only consideration to be received in the Drag-Along Sale consists of cash and securities for which an active trading market exists (it being understood that an active trading market shall be conclusively deemed to exist for a particular security if that security is listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market System, the NASDAQ Small Cap Market, the UK Stock Exchange, or the Alternative Investment Market and that the failure of the security to be so listed shall not per se
                                                                      --- --
determine that an active trading market does not exist).

          8.5  TERMINATION OF TAG-ALONG AND DRAG-ALONG RIGHTS.  Sections 8.2,
               ----------------------------------------------
8.3 and 8.4 shall terminate (i) with respect to Stock held by DMX or a Permitted Transferee of DMX that is transferred to any transferee other than a Permitted Transferee, when that Stock is so transferred, or (ii) with respect to all the Stock held by DMX and all Permitted Transferees of DMX, at such time after DMX-UK's initial registered public offering as all Stock held by DMX and its Permitted Transferees can be sold within a given three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144, or another applicable exemption of equivalent effect, supported by a written opinion of legal counsel for DMX-UK which shall be reasonably satisfactory in form and substance to legal counsel for DMX.


                                   ARTICLE 9

                                 MISCELLANEOUS
                                 -------------

     9.1    GOVERNING LAW.   This Agreement has been negotiated and entered into
            -------------
in the State of California and this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the choice of laws provisions of California or any other jurisdiction.

     9.2    JURISDICTION AND VENUE.  The parties irrevocably agree that any
            ----------------------
legal action or proceedings with respect to this Agreement may be brought in the courts of the State of California, or in any United States District Court of California, and, by execution and delivery of this Agreement, each party irrevocably submits to each such jurisdiction and irrevocably waives any and all objections which the party may have as to venue in any of the above courts.

     9.3    WAIVER OF JURY TRIAL.  EACH PARTY HEREBY AGREES TO WAIVE ITS RIGHTS
            --------------------
TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS AMONG THE PARTIES RELATING TO THE SUBJECT MATTER OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each party acknowledges that this waiver is a material inducement to enter into a business relationship, that each other party has already relied on this waiver in entering into this Agreement, and will continue to rely on this waiver in any future dealings. Each party further warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     9.4    SUCCESSORS AND ASSIGNS.  Except as otherwise provided herein, the
            ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the right of the Purchaser to purchase the Purchased Interests shall not be assignable without the consent of DMX (which consent shall not be unreasonably withheld) except to an entity in which Purchaser holds 100 percent of the common equity. Any such assignment by Purchaser shall not relieve Purchaser of any of Purchaser's obligations under this Agreement.

     9.5    ENTIRE AGREEMENT; AMENDMENT.  This Agreement, the Related
            ---------------------------
Agreements, the Subscription Agreement, and the other documents delivered pursuant to such agreements constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by each of the parties.

     9.6    NOTICES.  Any notice, demand or request required hereunder shall be
            -------
given in writing (at the addresses set forth below) by any of the following means: (a) personal service; (b) electronic communication, whether by telex, telegram or telecopy; or (c) registered or certified, first class mail, return receipt requested.

          (i)   If to DMX:

                DMX Inc.
                11400 W. Olympic Boulevard
                Los Angeles, CA 90064

                with a copy to:

                Irell & Manella
                1800 Avenue of the Stars
                Los Angeles, CA 90067
                Attn:  C. Kevin McGeehan, Esq.

                and a copy to:

                J.C. Sparkman
                2530 South Dudley
                Lakewood, Colorado

          (ii)  If to Purchaser:

                Jerold H. Rubinstein
                700 Park Lane
                Santa Barbara, CA 93108
                (805) 565-3403

                with a copy to:

                Shapiro, Rosenfeld & Close
                2029 Century Park East, Suite 2600
                Los Angeles, CA 90069
                Attention:  Alan D. Jacobson


          (iii) If to DMX-UK or DMX-NV:

                Prior to the Closing, as provided in Subsection (i) of this
                Section 9.6.

                After the Closing,

                DMX-Europe (UK) Limited
                3d and 4th Floors
                Europa House
                Church Street
                Middlesex TW7 6DA, United Kingdom

                With a copy as provided in Subsection (ii) of this Section 9.6.

     Such addresses may be changed by notice to the other parties given in the same manner as above provided. Any notice, demand or request sent pursuant to either subsection (a) or (b) hereof shall be deemed received upon such personal service or upon dispatch by electronic means, and, if sent pursuant to subsection (c) shall be deemed received three business days following deposit in the mail.

     9.7  DELAYS OR OMISSIONS.  No delay or omission to exercise any right,
          -------------------
power or remedy accruing to any party, upon any breach or default under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     9.8  EXPENSES.  Except as expressly provided above, each of the parties
          --------
shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

     9.9  COUNTERPARTS.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     9.10 SEVERABILITY.  In the event that any provision of this Agreement
          ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     9.11 GENDER.  The use of the neuter gender herein shall be deemed to
          ------
include the masculine and the feminine gender, if the context so requires.

     9.12  NO THIRD PARTIES BENEFITTED.  This Agreement is made and entered
           ---------------------------
into for the sole protection and benefit of the parties hereto, their successors and assigns, and no other person or persons shall have any right of action hereon.

     9.13  ATTORNEYS' FEES AND EXPENSES.  Each party hereby agrees to be
           ----------------------------
responsible for and to pay upon demand all costs and expenses, including, without limitation, attorneys' fees incurred by another party in connection with any dispute between such parties concerning this Agreement and the transactions contemplated herein in which the latter party prevails (whether or not suit is filed).

     The foregoing agreement is hereby executed as of the date first above written.

                                       DMX Inc.,
                                       a Delaware corporation


                                       By /s/ L.A. Troxel
                                          -----------------------------
                                          Its Executive Vice President
                                              -------------------------


                                       DMX-Europe (UK) Limited,
                                       a United Kingdom corporation


                                       By /s/ Lance Thomas
                                          ------------------------------
                                              Managing Director
                                              --------------------------


                                       DMX-Europe N.V.,
                                       a Netherlands corporation


                                       By /s/ Lance Thomas
                                          -------------------------------
                                          Its Managing Director
                                              ---------------------------



                                       JEROLD H. RUBINSTEIN,
                                       an individual


                                       /s/ Jerold H. Rubinstein
                                       ---------------------------------

                                 EXHIBIT 2.2.4

                            TERMINATION CERTIFICATE

     DMX Inc. ("DMX"), a Delaware corporation, and Jerold H. Rubinstein, an individual ("RUBINSTEIN"), and Xtra Music, Ltd., a United Kingdom corporation, agree and acknowledge that:

     1. Pursuant to the terms of the Subscription and Shareholders Agreement dated as of December 18, 1996 (the "SUBSCRIPTION AGREEMENT"), and pursuant to the terms of the Stock Purchase and Shareholders Agreement dated as of December 18, 1996, the Subscription Agreement is terminated.

     2. Each of DMX, Rubinstein, and Xtra Music, Ltd. mutually release the other from any obligation or liability under the Subscription Agreement.


                                            DMX Inc.,
                                            a Delaware corporation


                                            By ____________________________
                                               Its ________________________



                                            JEROLD H. RUBINSTEIN,
                                            an individual


                                            ______________________________


                                            Xtra Music, Ltd.,
                                            a United Kingdom corporation



                                            By ___________________________
                                               Its _______________________

                                  EXHIBIT 3.1

                         EXCEPTIONS TO REPRESENTATIONS
                          AND WARRANTIES OF PURCHASER



                      This page intentionally left blank.

                                  EXHIBIT 3.2

                         EXCEPTIONS TO REPRESENTATIONS
                             AND WARRANTIES OF DMX



                      This page intentionally left blank.

                                  EXHIBIT 7.1

                              REGISTRATION RIGHTS


     1.1  CERTAIN DEFINITIONS.  As used in this Exhibit 7.1, any capitalized
          -------------------
term shall have the meaning assigned to such term in the Agreement, and the following terms shall have the following respective meanings:

     "COMMISSION" shall mean the Securities and Exchange Commission or any other
      ----------
federal agency at the time administering the Securities Act.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended,
      ------------
or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "HOLDER" shall mean DMX or a transferee of registration rights under
      ------
Section 1.9.

     "REGISTER," "REGISTERED" OR "REGISTRATION" refers to a registration
      --------    ----------      ------------
effected by preparing and filing a registration statement in compliance with the Securities Act (or any comparable provision of foreign law), and the declaration or ordering of the effectiveness of such registration statement.

     "REGISTRABLE SECURITIES" means the shares of common stock or preference
      ----------------------
stock of DMX-UK held by DMX after the consummation of the transactions contemplated in the Agreement, shares issued in respect of such shares of common stock or preference stock upon any stock split, stock dividend, recapitalization, conversion, or similar event, which have not been sold to the public.

     "REGISTRATION EXPENSES" shall mean all expenses incurred by DMX-UK in
      ---------------------
complying with Sections 1.2 and 1.3, below, including without limitation all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for DMX-UK, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of DMX-UK which shall be paid in any event by DMX-UK).

     "PURCHASER AFFILIATE" shall have the meaning described in Section 6.3 of
      -------------------
the Agreement.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any
      --------------
similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "SELLING EXPENSES" shall mean all underwriting discounts and selling
      ----------------
commissions applicable to the sale and all fees and disbursements of counsel for any holder.

     1.2  REQUESTED REGISTRATION.
          ----------------------

          1.2.1 PARITY WITH PURCHASER.  DMX-UK shall provide Holder with the
                ---------------------
same demand registration rights, if any, that are provided to Purchaser or any Purchaser Affiliate under any existing contract or any contract entered into in the future by DMX-UK and Purchaser or any Purchaser Affiliate. DMX-UK shall provide DMX with notice of any such registration rights.

          1.2.2 MODIFICATIONS AS APPLIED TO DMX.  If the registration rights
                -------------------------------
that are used to define the demand registration rights of Holder call for calculations or determine rights based on the number of shares of DMX-UK held by Purchaser or any Purchaser Affiliate or based upon a minimum number of shares which must be registered, such provision shall apply to Holder with the following modification. Any such provision shall apply to Holder using as a standard that number of shares of DMX-UK which bears the same relationship to the total number of shares of DMX-UK owned by Holder as the number of shares called for in that provision bears to the total number of shares of DMX-UK owned by Purchaser or any Purchaser Affiliate.

     1.3  DMX-UK REGISTRATION.
          -------------------

          1.3.1 NOTICE OF REGISTRATION.  If, at any time or from time to time,
                ----------------------
DMX-UK shall determine to register any of its securities, either for its own account or the account of a holder or holders of DMX-UK's securities, other than
(i) a registration relating solely to employee benefit plans on Form S-1 or S-8 or similar forms which may be promulgated in the future, (ii) a registration on Form S-4 or similar form which may be promulgated in the future relating solely to a Securities and Exchange Commission Rule 145 transaction, or (iii) a registration undertaken pursuant to Section 1.2.1, above, DMX-UK will:

          (a) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which DMX-UK intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws); and

          (b) include in such registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all Registrable Securities specified in a written request or requests made by any Holder or Holders within 20 days after receipt by such Holder of such written notice from DMX-UK.

          1.3.2  UNDERWRITING.  If the registration of which DMX-UK gives notice
                 ------------
is for a registered public offering involving an underwriting, DMX-UK shall so advise the Holders as a part of the written notice given pursuant to Section
1.3.1. In such event the right of any Holder to registration pursuant to Section
1.3 shall be conditioned upon such Holder's agreeing to participate in such underwriting and in the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with DMX-UK and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by DMX-UK or by the other holders whose securities are being registered. Notwithstanding any other provision of this Section 1.3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, DMX-UK shall so advise all Holders and the other holders distributing their securities through such underwriting. The number of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all holders thereof on the following basis: (i) first to the securities to be registered by DMX-UK for its own account, if any; (ii) second, to holders of securities other than Purchaser or any Purchaser Affiliate who are exercising contractual "demand" registration rights; (iii) then to holders of securities (including Holders, Purchaser, and any Purchaser Affiliate) who are exercising contractual, "piggyback" registration rights; and (iv) finally to other holders of securities of DMX-UK. As among those holders of equal priority suffering such cut-back, the cut-back shall be in proportion, as nearly as practicable, to the respective amounts of securities entitled to inclusion in such registration held by such holders at the time of filing the registration statement. If at any time Purchaser or any Purchaser Affiliate is granted registration rights that would provide them higher priority or more protection against a cut-back than is described in the preceding two sentences, then DMX-UK shall afford the same priority or protection to the Holders. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to DMX-UK and the underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     1.4  EXPENSES OF REGISTRATION.  All Registration Expenses incurred in
          ------------------------
connection with any registration, qualification or compliance pursuant to Sections 1.3 shall be borne pro rata by those selling securities pursuant to such registration. All Registration Expenses incurred in connection with registration, qualification or compliance pursuant to Section 1.2.1 shall be borne by DMX-UK and the Holders selling securities pursuant to such registration on the same basis as provided in the registration rights afforded to Purchaser or any Purchaser Affiliate. All Selling Expenses relating to securities registered by the Holders or other holders shall be borne by the Holders or other holders of such securities pro rata on the basis of the number of shares so registered.

     1.5  REGISTRATION PROCEDURES.  In the case of each registration,
          -----------------------
qualification or compliance effected by DMX-UK pursuant to this Exhibit 7.1, DMX-UK will:

          (a) Keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof.

          (b) Keep such registration, qualification or compliance effective for a period of 120 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs.

          (c) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

          (d) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (e) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that DMX-UK shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (g) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (h) At the request of any Holder requesting registration of Registrable Securities pursuant to this Exhibit 7.1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with an underwritten registration pursuant to this Exhibit 7.1, (i) furnish an opinion dated such date, of the counsel representing DMX-UK for the purposes of such registration, addressed to the underwriters and, if such counsel is also representing the Holders requesting registration of Registrable Securities, to such Holders, and (ii) use its best efforts to furnish a letter dated such date, from the independent certified public accountants of DMX-UK, addressed to the underwriters and to the Holders.

     1.6  INDEMNIFICATION.
          ---------------

          1.6.1 INDEMNIFICATION BY DMX-UK.  DMX-UK will indemnify and defend
                -------------------------
each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Exhibit 7.1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by DMX-UK of any rule or regulation promulgated under the Securities Act applicable to DMX-UK and relating to action or inaction required of DMX-UK in connection with any such registration, qualification or compliance, and will pay to each such Holder, each of its officers and directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that DMX-UK will not be liable to any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to DMX-UK by an instrument duly executed by a Holder or underwriter and stated to be specifically for use therein or any violation by a Holder or underwriter of any rule of regulation promulgated under the Securities Act applicable to such Holder or such underwriter in connection with such registration.

          1.6.2 INDEMNIFICATION BY HOLDERS.  Each Holder will, if Registrable
                --------------------------
Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and defend DMX-UK, each of its directors and officers, each underwriter, if any, of DMX-UK's securities covered by such a registration statement, each person who controls DMX-UK or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and partners and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) including any of the foregoing incurred in settlement of any litigation commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act applicable to such Holder in connection with such registration, and will pay to DMX-UK, such other Holders, such directors, officers, partners, persons, underwriters or control persons, as incurred, any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such expenses, claims, losses, damages or liability arise out of or are based upon (i) such an untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to DMX-UK by an instrument duly executed by such Holder and stated to be specifically for use therein, or (ii) any such violation by such Holder of any rule or regulation promulgated under the Securities Act applicable to such Holder in connection with such registration; provided, however, that the obligations of such Holder hereunder shall be limited to an amount equal to the greater of (x) the proceeds to such Holder of Registrable Securities sold as contemplated herein, or (y) the out-of-pocket expenses incurred by DMX-UK (not including defense costs or amounts paid to those claiming against DMX-UK) in connection with any such registration that cannot by completed as a result of the untrue statement or violation of such Holder that gives rise to the indemnity obligation under this Section.

          1.6.3 PROCEDURES.  Each party entitled to indemnification under this
                ----------
Section 1.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.6 unless such failure resulted in actual detriment to the Indemnifying Party. Notwithstanding the above, however, if representation of one or more Indemnified Parties by the counsel retained by the Indemnifying Party would be inappropriate due to actual conflicting interests between such Indemnified Parties (the "Conflicting Indemnified Parties") and any other party represented by such counsel in such proceeding, then such Conflicting Indemnified Parties shall have the right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the Indemnifying Party. No Indemnifying Party, (i) in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation, or (ii) shall be liable for amounts paid in any settlement if such settlement is effected without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

     1.7  INFORMATION BY HOLDER.  The Holder or Holders of Registrable
          ---------------------
Securities included in any registration shall furnish to DMX-UK such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as DMX-UK may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Exhibit 7.1.

     1.8  RULE 144 REPORTING.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the

Restricted Securities to the public without registration, after such time as a public market exists for the common stock of DMX-UK, DMX-UK agrees to each of the following:

          1.8.1 PUBLIC INFORMATION.  DMX-UK will use its best efforts to make
                ------------------
and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act at all times after the effective date of the first registration under the Securities Act filed by DMX-UK for an offering of its securities to the general public.

          1.8.2 FILINGS.  DMX-UK will use its best efforts to file with the
                -------
Commission in a timely manner all reports and other documents required of DMX-UK under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements).

          1.8.3 WRITTEN STATEMENT OF COMPLIANCE.  DMX-UK will furnish to a
                -------------------------------
Holder forthwith upon request a written statement by DMX-UK as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by DMX-UK for an offering of its securities to the general public) and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of DMX-UK, and such other reports and documents of DMX-UK as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     1.9  TRANSFER OF REGISTRATION RIGHTS.  The rights to cause DMX-UK to
          -------------------------------
register securities granted under Sections 1.2 and 1.3 may be assigned only to a transferee or assignee in connection with the transfer or assignment by DMX of not less than 25 percent of DMX's ownership of the Registrable Securities of DMX-UK immediately after the Closing or in connection with the transfer or assignment by the transferee of not less than all of the transferee's ownership of the Registrable Securities of DMX-UK; provided that DMX-UK shall be entitled to notice of any such transfer of registration rights within thirty (30) days of the date such transfer is effected. No transferee, assignee or other person purporting to exercise rights under this Exhibit 7.1 who is not a signatory to the Agreement shall be entitled to do so unless and until such person agrees to be bound by the terms of this Exhibit 7.1.

     1.10 TERMINATION OF REGISTRATION RIGHTS.  The registration rights granted
          ----------------------------------
pursuant to this Exhibit 7.1 shall terminate as to a Holder at such time after DMX-UK's initial registered public offering as all Registrable Securities held by the Holder can be sold within a given three-month period without compliance with the registration requirements of the

Securities Act pursuant to Rule 144, supported by a written opinion of legal counsel for DMX-UK which shall be reasonably satisfactory in form and substance to legal counsel for such Holder.

     1.11 "MARKET STAND OFF" AGREEMENT.  Each Holder agrees that it shall not,
          ----------------------------
to the extent requested by DMX-UK and an underwriter of common or preference stock (or other securities) of DMX-UK, sell or otherwise transfer or dispose (other than to donees who agree to be similarly bound) of any Registrable Securities during the one hundred and twenty (120) day period following the effective date of a registration statement of DMX-UK filed under the Securities Act; provided, however, that such agreement shall not apply to Registrable Securities being registered and sold pursuant to such registration statement. A Holder's obligations under this Section 1.11 shall terminate at such time as any other person with registration rights (whether or not pursuant to this Agreement) or any officer or director of DMX-UK is not bound by a similar obligation. In order to enforce the foregoing covenant, DMX-UK may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such one hundred and twenty (120) day period.

                                                                   EXHIBIT 2.2.2

                        CHANNEL DISTRIBUTION AGREEMENT
                        ------------------------------


     THIS CHANNEL DISTRIBUTION AGREEMENT (the "AGREEMENT") is made this _____ day of ______, 199_, between DMX Inc., ("DMX") a Delaware corporation having its registered office at 11400 West Olympic Boulevard, Suite 1100, Los Angeles, California 90064-1507, and DMX-Europe (UK) Limited, a company organized and existing under the laws of the United Kingdom ("DMX-UK") (collectively hereinafter referred to as the "PARTIES" and individually as a "PARTY").

     WHEREAS DMX distributes various channels of digital audio programming in the United States and other markets;

     WHEREAS DMX has distributed such digital audio programming in Europe through DMX-Europe N.V. ("DMX-NV") and its subsidiary, DMX-UK (the "COMPANIES") pursuant to that certain Technology License and Services Agreement dated as of May 19, 1993, and that certain Trademark Agreement effective as of July 1, 1992 (the "FORMER LICENSES");

     WHEREAS, in connection with the Stock Purchase and Shareholders Agreement dated as of December 18, 1996, (the "STOCK PURCHASE AGREEMENT"), DMX has agreed to license such digital audio programming to DMX-UK for distribution in Europe on the terms and conditions set forth herein, and the Former Licenses have been terminated.

     NOW, THEREFORE, for and in consideration of the mutual covenants and conditions hereinafter set forth, the Parties agree as follows:

1.   CERTAIN DEFINITIONS

     As used in this Agreement, the following terms shall unless the context otherwise requires have the following meanings:

     1.1 "AFFILIATE(S)" shall mean, with respect to either party, a company directly or indirectly controlling, controlled by or under common control with such Party. A company shall be deemed, for the purposes of this Agreement, to control a corporation or other entity if such company possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or other entity, whether through the ownership of voting securities, by contract or otherwise.

     1.2 "CHANNELS" shall mean all channels of audio programming provided by DMX to its Customers (except for those channels which are subject to an exclusive license from DMX to any Customer) and all Territory-Specific Channels.

     1.3 "COMMERCIAL ESTABLISHMENT" shall mean each and every premise (including, without limitation, any restaurant, bar or similar social facility, office, factory, work-place, place of business, school, university or other educational facility, religious, government or other public facility, military installation or facility, air, train, bus or other public transportation facility, park, place frequented by the public, hotel, motel, club or similar hospitality facility or medical facility), whether or not business is conducted at such premises, except for premises which are Private Residences, it being understood that in the case of a shopping center or other multiple-business facility, each separate business occupying a distinct space within such facility shall be deemed to constitute a separate Commercial Establishment.

     1.4 "CONFIDENTIAL INFORMATION" shall mean financial, marketing, Subscriber, engineering, satellite, broadcast and other technical or transmission data, software, computer and systems management, programming, licensing, and any other information relating to the conduct of the business of either Party, and not generally available to the public, in any form whatsoever.

     1.5  "CONTENT SUPERVISION AUTHORITIES" shall have the meaning described in
Section 2.5, below.

     1.6 "CUSTOMERS" shall mean any and all third parties located outside of the Territory who are authorized by DMX to receive the Channels.

     1.7 "DELIVERY SITE" shall mean the site used from time to time by DMX as its studio to create the signal for the Channels, which site is located as of the date of this Agreement at Denver, Colorado, U.S.A.

     1.8 "DMX MARKS" shall mean the trademarks, service marks, and trade names and other similar property relating to DMX and/or the Channels that are specified on Exhibit "A" attached hereto.

     1.9 "ENHANCEMENTS" shall mean revisions, modifications or additions to any or all of the Channels by DMX and made available in the ordinary course by DMX to its Customers.

     1.10 "EXPLOIT" shall mean to sell directly to customers or to license another to sell to customers, but only if the holder of such license sells to customers.

     1.11 "FORCE MAJEURE" shall mean any delays, pre-emptions or other failure to perform when such delays, pre-emptions or failures are due to any cause beyond the control of the Party whose performance is so affected, including, without limitation, an act of God, fire, war, strike, riot, labor dispute, natural disaster, technical failure (including the failure of all or part of the equipment of others, including the communications satellite on which the Channels are delivered) or any other reason beyond the control of the Party whose performance is prevented during the period of such occurrence, including any legal prohibition, significant, change of law or application of laws governing performance hereunder, decree, regulation or requirement of any governmental authority having jurisdiction.

     1.12 "INCREMENTAL COSTS" shall have the meaning described in Section 5.1, below.

     1.13 "MAINTENANCE" shall mean the general updating of the formats and contents of the Channels by DMX and made available in the ordinary course by DMX to its Customers.

     1.14 "DMX-UK SERVICE" shall mean the digital audio service provided to Subscribers by DMX-UK, its Affiliates, or its licensees.

     1.15 "PRIVATE RESIDENCE" shall mean any single dwelling unit or multiple dwelling unit private residences, including without limitation, apartment and condominium buildings, residential hotels, residences for military personnel or separate unit student housing, but not including transient or temporary residence establishments such as hotels, motels or medical care facilities.

     1.16 "PROMOTIONAL MATERIALS" shall mean any marketing, promotional or advertising materials which incorporate the DMX Marks.

     1.17 "SERVICE TECHNOLOGY" shall mean the technology, that (i) is owned by, acquired by, or licensed to DMX, (ii) DMX has the right to license as provided herein, and (iii) is necessary for the reception, transmission or distribution of the Channels, including, without limitation, the addressing system for cable decoder boxes.

     1.18 "SUBSCRIBER" shall mean a paying customer to whom DMX-UK, its Affiliate, or its licensee provides, for the payment of a prescribed fee, any or all of the Channels.

     1.19 "TECHNICAL ACCESSORIES" shall mean all other portions of the signal that transmits the Channels that may be created or made usable now or in the future for purposes other than transmitting the Channels.

     1.20 "TERM" shall mean the term of this Agreement as set out in
Section 11.1, below.

     1.21 "TERRITORY" shall mean the territory within the countries listed on Exhibit "B", attached hereto, as such countries are constituted as of the date of this Agreement, and such territory shall not be affected by any subsequent alteration of the boundaries of those countries or the emergence of new political entities within or including such territory.

     1.22 "TERRITORY-SPECIFIC CHANNELS" shall mean any Channels which are produced by DMX specifically for Use and distribution to Subscribers in the Territory, or any part thereof.

     1.23 "TRADEMARK TERM" shall mean that two-year period beginning on the Closing Date (as defined in the Stock Purchase Agreement).

     1.24 "USE" shall mean to downlink from the Delivery Satellite, receive, decode, digitize, compress, encode, scramble, edit, substitute programming, insert advertising in, uplink, and transmit the signal of the Channels to Subscribers in the Territory, as permitted by the terms of this Agreement.

2.   RIGHTS OF DMX-UK WITH RESPECT TO THE CHANNELS

     2.1 GRANT OF LICENSE. Subject to the terms of this Agreement, DMX hereby grants to DMX-UK and DMX-UK hereby accepts, the exclusive, non-transferable, royalty-free license and right during the Term to market, distribute and license the Channels to Subscribers and to Use the signal of the Channels, the Service Technology, and the Technical Accessories in the Territory. This Agreement does not give DMX-UK any right or license to distribute or to Use the Channels, the Service Technology, or the Technical Accessories outside of the Territory.

     2.2 FAILURE TO EXPLOIT LICENSE. DMX-UK agrees to Exploit the Channels in substantially all of the Territory; provided, however, that DMX's only remedy for the failure by DMX-UK to Exploit the Channels shall be to take the actions described in this Section 2.2. If DMX-UK fails to Exploit the Channels in a substantial portion of the Territory, and does not cure such failure to Exploit within ninety (90) days of notice by DMX, then at the conclusion of such ninety day period the license granted pursuant to Sections 2.1 and 2.4 shall become a non-exclusive license and DMX shall be relieved of its obligations under Section 2.10, below. If DMX-UK fails to Exploit the Channels in any country that is a part of the Territory, and does not cure such failure to Exploit within ninety
(90) days of notice by DMX, then at the conclusion of such ninety day period the license granted pursuant to Section 2.1 and 2.4 shall become a non-exclusive license with respect to such country and DMX shall be relieved of its obligations under Section 2.10, below, with respect to such country. All or any part of the Territory that becomes non-exclusive pursuant to this Section 2.2 shall be referred to as a "NON-EXCLUSIVE TERRITORY", and the date on which that Non-Exclusive Territory becomes non-exclusive pursuant to this Section 2.2 shall be referred to as the "NON-EXCLUSIVE DATE". If DMX does not Exploit the Channels within a Non-Exclusive Territory within 180 days of the Non-Exclusive Date, and if DMX-UK does Exploit the Channels within that Non-Exclusive Territory within 180 days of the Non-Exclusive Date, then the license granted pursuant to Sections 2.1 and 2.4 shall again become an exclusive license for that Non-Exclusive Territory and the rights of DMX-UK under Section 2.10, below, with respect to that Non-Exclusive Territory shall be restored.

     2.3 SUBLICENSE. During the Term DMX-UK shall be entitled to sublicense third parties to redistribute the Channels in the Territory, provided that such sublicensing does not entitle such sublicensee to do any act or thing which if done by DMX-UK would be a breach of the terms of this Agreement.

     2.4 TECHNICAL ACCESSORIES. During the Term and subject to the other restrictions described in this Agreement, DMX-UK shall have the exclusive right to Use in the Territory any Technical Accessories included within the signal of the Channels for any lawful purpose, including, but not limited to close captioning, games, sweepstakes, contests, advertising and promotions. DMX-UK shall obtain any license or authorization required under applicable law for such use, and shall not use the Technical Accessories in a jurisdiction in any manner which is not lawful in that jurisdiction. If DMX-UK determines in its sole discretion not to use any part of the Technical Accessories, DMX-UK may license such Technical Accessories to DMX or to another third party for any lawful purpose.

     2.5 CENSORSHIP AND PROGRAM SUBSTITUTION. DMX acknowledges and agrees that the Channels may be subject to censorship by certain government authorities and may be edited by them or by DMX-UK according to guidelines and directives prescribed by such authorities ("CONTENT SUPERVISION AUTHORITIES") prior to distribution within certain countries in the Territory. DMX-UK shall have the right to edit programs and, with the prior approval of DMX where reasonably possible, which approval shall not be unreasonably withheld, substitute programs solely in order to comply with codes, practices, directives or orders from the Content Supervision Authorities. To enable DMX-UK to meet with and comply with any governmental programming standards and practices and other governmental and regulatory directives, DMX-UK may retransmit the Channels with a delay from the time the signal is received. Except as expressly provided in this Agreement, including this Section 2.5, DMX-UK shall use the Channels without insertion (whether of advertising or otherwise), deletion, or editing.

     2.6 INSERTION OF LOGO AND MARK OF DMX-UK. DMX-UK shall have the right to use its own logo, station identity mark, trade name, service mark or other identifiers within the Channels as part of its network identity and branding within the DMX-UK Service.

     2.7 INCLUDING CHANNELS IN DMX-UK SERVICE; ADDITION OF CHANNELS. DMX-UK shall be entitled, in its sole discretion, to include any or all of the Channels in the DMX-UK Service. DMX-UK shall be entitled, at its sole discretion, to create and distribute additional channels within the DMX-UK Service and within the Territory; provided, however, that DMX shall have to right to approve (acting reasonably) such additional channels that are distributed with the Channels. DMX-UK may request that DMX create such additional Channels or Territory-Specific Channels on terms and conditions to be agreed between the Parties, or DMX-UK may create such channels itself or through the engagement of third parties. Any such additional channels created by or on behalf of DMX-UK shall be owned solely by DMX-UK.

     2.8 COMMERCIAL ANNOUNCEMENTS. DMX-UK shall be entitled, in its sole discretion, to include commercial announcements within the Channels distributed to Commercial Establishments, so long as such commercial announcements relate specifically to the Commercial Establishment to which such Channels are distributed. Furthermore, DMX-UK shall be entitled to include in the Channels the same types of commercial announcements and/or advertisements that DMX includes in the Channels as provided to its Customers. Except as provided herein, no commercial announcements will be included in any of the Channels.

     2.9 RESTRICTIONS ON USE. In order to ensure the integrity of the Channels and compliance with the restrictions that may be applicable to the underlying programming, sound recording, music and statutory use permits, DMX-UK shall not, and the rights granted herein shall not be interpreted to grant DMX-UK or any other person any right to:

          2.9.1 Record, make or manufacture any recordings or other reproductions of any Channel for commercial use, other than to effect distribution as part of the DMX-UK Service; or

          2.9.2 Transmit, re-transmit or authorize the transmission or re-transmission of any Channel outside the Territory.

DMX-UK shall not distribute the Channels over any medium or in any manner that does not permit DMX-UK to institute adequate controls to prevent the reception, transmission or re-transmission of any Channel outside the Territory by any person. Controls imposed by DMX-UK that are equivalent to the controls imposed by DMX in the United States on the same medium to prevent unauthorized transmission or retransmission shall be deemed to be adequate controls for purposes of the preceding sentence. Notwithstanding anything else contained in this Agreement, the transmission of the Channels outside the Territory solely because a portion of the footprint of the satellite used by DMX-UK falls outside the geographical boundaries of the Territory shall not violate DMX-UK's obligations under this Agreement if (i) DMX-UK does not otherwise Exploit or Use the Channels outside the Territory, and (ii) substantially all of the footprint of the satellite used by DMX-UK falls within the Territory.

     2.10 NON-COMPETITION. DMX agrees that during the Term it will not distribute the Channels or any of them in the Territory via any medium, nor will DMX authorize any other person to do the same. Notwithstanding the foregoing, DMX shall be entitled to distribute video channels or music services other than the Channels in the Territory, so long as the format of such other music services is not substantially similar to that of the Channels.

     2.11 DELETION OF CHANNEL. At any time and from time to time, DMX shall be entitled, in its sole discretion, to delete one or more Channels from the Channels offered to its Customers, and upon such deletion such Channel shall cease to be available to DMX-UK. DMX may not delete a Channel pursuant to this
Section 2.11 unless, at least thirty days before the effective date of such deletion, DMX provides to DMX-UK (i) notice of the deletion, (ii) one or more disks inscribed with the music programming for the Channel as of the date of the notice, and (iii) a copy of the software prepared by DMX to select the music for such Channel; provided, however, that in order to delete a Channel, DMX shall not be required to provide any software or other intellectual property that DMX does not own or otherwise have right to transfer to DMX-UK. The provisions of
Section 6.3 shall apply to the use by DMX-UK of any items provided pursuant to this Section 2.11.

     2.12 ENHANCEMENTS AND MAINTENANCE. DMX shall provide Enhancements and Maintenance to DMX-UK at the same time as DMX provides Enhancements and Maintenance to DMX's Customers.

3.   DELIVERY AND DISTRIBUTION

     3.1 DELIVERY OF THE CHANNELS. DMX shall deliver to DMX-UK at the Delivery Site digital audio signals of the Channels, to enable DMX-UK to Use the signal in a manner and quality as contemplated by this Agreement. DMX shall provide DMX-UK with any technical information in its possession that is reasonably requested by DMX-UK for the purpose of uplinking, downlinking, receiving the Channels in the Territory, and interfacing the signal of the Channels to the DMX-UK Service.

     3.2 SATELLITE AND UPLINK ARRANGEMENTS. DMX-UK shall designate the satellite to be used to transmit the Channels to Europe (the "DESIGNATED SATELLITE") and shall arrange to uplink the Channels from the delivery point at DMX's Denver studio to the Designated Satellite.

     3.3  CHANGE IN DESIGNATED SATELLITE.   DMX-UK shall provide written notice
to DMX of any planned permanent change in the Designated Satellite not less than ninety (90) days prior to such change. If a temporary change in the Designated Satellite is required, DMX and DMX-UK shall each use their reasonable efforts (including the earliest practicable notice by DMX-UK to DMX of such events) to avoid any interruption of or disruption in delivery of the Channels to the Subscribers. DMX-UK shall be responsible for all costs associated with any permanent or temporary change in the Designated Satellite, including administrative and technical costs of aligning or setting reception equipment.

4.   LICENSE OF TRADEMARKS

     4.1 LICENSE TO TRADEMARKS FOR PROMOTIONAL PURPOSES. DMX hereby grants to DMX-UK for the Trademark Term a non-exclusive, non-transferable, royalty-free license to use the DMX Marks for the distribution, marketing and promotion of the Channels to Subscribers and potential Subscribers within the Territory.

     4.2 APPROVAL RIGHTS. DMX-UK shall not use the DMX Marks in distribution, marketing, promotion or advertising without the prior written approval of such use by DMX. In its sole discretion, DMX shall be entitled to provide DMX-UK with a copy of its corporate guidelines or style guides for proper usage of the DMX Marks, which such guidelines shall be followed by DMX-UK. In addition, DMX-UK agrees to use the DMX Marks on materials of high quality and in a manner which upholds the image and reputation of DMX.

     4.3 PROCEDURE FOR APPROVAL. In the event that DMX-UK proposes to produce Promotional Materials, DMX-UK shall provide samples of such proposed Promotional Materials to DMX for its approval. Within ten (10) days of receipt of such proposed Promotional Materials, DMX shall, in writing, either approve or object to the use of the DMX Marks on such proposed Promotional Materials, and, in the event of an objection, DMX shall state its reasons for such objection. In the event that DMX does not object to the use of the DMX Marks within such ten (10) day period, such use shall be deemed to be approved and the proposed Promotional Materials may be used. Upon request, DMX-UK shall provide DMX with samples of all approved Promotional Materials as used by DMX-UK.

     4.4 CONSEQUENCES OF TERMINATION. Upon the earlier of the expiration of the Trademark Term or the termination of this Agreement ("TRADEMARK TERMINATION DATE"), DMX-UK shall:

          (i) immediately discontinue all use of the DMX Marks or marks confusingly similar thereto; and

          (ii) change its corporate name, the corporate name of DMX-Europe (UK) Limited, and the name of any other Affiliate to a name that does not include the phrase "DMX", any other DMX Mark, or any mark confusingly similar thereto.

     4.5 USE OF "FORMERLY KNOWN AS DMX". For two (2) years after the earlier of the expiration of the Trademark Term or the date on which DMX-UK stops using the DMX Marks for the distribution, marketing and promotion of the Channels to Subscribers and potential Subscribers within the Territory, DMX-UK shall be entitled to refer to the Channels in its promotional materials as "formerly known as DMX" or "formerly know as Digital Music Express", and to refer to itself as "formerly known as DMX-Europe N.V." During the same period DMX-Europe
(UK) Limited may refer to itself as "formerly known as DMX-Europe (UK) Limited."

5.   COSTS AND REPORTING REQUIREMENTS

     5.1 PAYMENT OF INCREMENTAL COSTS. DMX-UK shall pay to DMX the incremental costs incurred by DMX for the creation and delivery of the Channels to DMX-UK ("INCREMENTAL COSTS"), including without limitation, the following costs and charges:

     a. All costs of creation and delivery of the Territory-Specific Channels made at the request of DMX-UK; and

     b. All costs of modifications to the Channels, Enhancements, or Maintenance made at the request of DMX-UK.

On a quarterly basis, DMX shall provide to DMX-UK an invoice which sets forth the amount and nature of such Incremental Costs, and within thirty (30) days of receipt of the invoice, DMX-UK shall pay to DMX the amount of Incremental Costs set forth in such invoice. DMX shall have no obligation to create, deliver, or effect any Territory-Specific Channels, Enhancements, or Maintenance requested by DMX-UK.

     5.2 INTEREST. In the event that any payments due under Section 5.1 from DMX-UK are not paid on the due date therefor, there shall be added to the amount of such payment interest for the period from the due date until payment is made, at an interest rate equal to the lesser of 10 percent per annum or the highest legal rate under applicable law.

     5.3 WITHHOLDING AND SIMILAR CHARGES. All payments shall be made in U.S. Dollars and shall be paid in full without set-off or counterclaim and free and clear of and without any deduction or withholding for or on account of any taxes, unless required to do so by law. Each party shall make application to any relevant tax authority for double tax relief in respect of amounts payable hereunder if the other party so requests in writing. DMX-UK shall be responsible for collecting and paying any income, franchise, sales, use, occupational, general service or other taxes, assessments, licenses, or other charges assessed, levied, imposed or collected by any governmental or political entity, or any agencies or instrumentalities thereof, with respect to its receipt or distribution of the channels or any other activity hereunder, except income taxes payable by DMX. Each party shall provide the other party with any documentation reasonably requested by the other party to permit the other party to claim a credit or deduction for foreign taxes paid or born by the other party.

     5.4 COST RECORDS AND AUDITS. DMX shall keep accurate and complete records and accounts of all Incremental Costs. No more than twice in each one (1) year period during the Term, and for one (1) year following expiration or termination of this Agreement, on reasonable notice to DMX during normal business hours, DMX-UK shall have the right to appoint an internationally recognized accounting firm to examine and audit such Incremental Cost records. All costs of conducting such an audit shall be borne by DMX-UK, unless it is determined that the Incremental Costs paid to DMX for the period to which such audit relates have been over-reported by DMX by more than five percent (5%), in which case DMX shall pay the cost of the audit. All information obtained by DMX-UK as a result of such audit shall be treated as Confidential Information in accordance with the provisions of Section 7 of this Agreement.

6.   OWNERSHIP OF INTELLECTUAL PROPERTY

     6.1 OWNERSHIP OF CHANNELS. Except as otherwise provided herein, DMX retains all rights, title and interest in and to the Channels and all programming produced for or included in the Channels, including worldwide rights for use in all media.

     6.2 OWNERSHIP OF MARKS. DMX-UK hereby acknowledges the right, title and interest of DMX and its Affiliates in and to the DMX Marks and the right of DMX to use and license the use of the DMX Marks. DMX-UK agrees not to claim any title to the DMX Marks or any right to use the DMX Marks except as
permitted by this Agreement.   At no time shall DMX-UK adopt or use, without the
prior written consent of DMX, any variation of the DMX Marks or any work or mark likely to be similar to, or confused with, the DMX Marks. Any and all goodwill arising from the use by DMX-UK of the DMX Marks shall inure solely to the benefit of DMX. As may be required by law, DMX-UK will at its expense record this Agreement and register the DMX Marks with appropriate government authorities in Territory, and DMX will cooperate in effecting such recordation and registration. DMX-UK shall not assert any claim to the DMX Marks or such goodwill, either during or after the Term of this Agreement, and DMX-UK shall not take any action that could be detrimental to the goodwill associated with the DMX Marks.

     6.3  COPYRIGHT, MUSIC PERFORMANCE, SOUND RECORDING AND REPRODUCTION RIGHTS
AND FEES.   DMX-UK shall acquire from the owners, composers, licensees and/or music or copyright rights societies all of the intellectual property rights necessary for the distribution of the Channels in the Territory, including copyrights, synchronization of music contained in the Channels and non-dramatic performing rights, mechanical, performing and author's rights in each musical composition and sound recording contained in the Channels. DMX-UK shall also be responsible for all royalties, fees, and other charges of any kind with respect to such rights.

7.   CONFIDENTIALITY

     7.1 NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. Neither DMX-UK nor DMX shall disclose to any third party (other than its respective employees or financial and legal advisers, in their capacity as such) any Confidential Information concerning the other Party derived in the course of performance hereunder, including, without limitation, any information relating to identification of Subscribers or financial material obtained through any audit, or any of the terms of this Agreement, except:

          7.1.1 to the extent necessary to comply with law or the valid order of a court of competent jurisdiction or a regulatory authority having jurisdiction, in which event the Party making such disclosure shall so notify the other Party as promptly as practicable (and, if possible, prior to making such disclosure) and shall seek confidential treatment of such information;

          7.1.2 as part of its reporting or review procedure to its parent company, its auditors, its attorneys and potential investors; provided, however, that such parent company, auditors, attorneys and potential investors agree to be bound by the provisions of the confidentiality provisions of this Agreement;

          7.1.3  in order to enforce its rights pursuant to this Agreement;

          7.1.4 as part of its obligation to make timely disclosure to public investors in its securities; or

          7.1.5 to the extent necessary to engage third parties to distribute the Channels or manufacture equipment for distribution of the Channels in accordance with this Agreement, provided that such third party distributors or manufacturers agree to comply with the confidentiality provisions of this Agreement.


8.   REPRESENTATIONS AND WARRANTIES

     8.1 REPRESENTATIONS OF DMX. DMX hereby represents and warrants to DMX-UK that:

          8.1.1 DMX is a corporation duly organized and validly existing under the laws of Delaware.

          8.1.2 DMX has the power and authority to enter into this Agreement and to perform fully its obligations hereunder.

          8.1.3 DMX is under no contractual or other legal obligation which shall in any way interfere with its full, prompt and complete performance hereunder, except to the extent that any continuing rights of the Companies under the Former Licenses would interfere with the rights granted under this Agreement.

          8.1.4 Within the United States, neither the Channels nor any material or programming contained therein shall libel, slander of defame any person, or violate, infringe upon or give rise to or advance any claim with respect to any contractual right, common law right or any other right of any party (including, without limitation, any copyright, patent, trademark, literary or dramatic right, music synchronization or performance right or right of privacy or publicity) or violate any law.

     8.2 REPRESENTATIONS OF DMX-UK. DMX-UK hereby represents and warrants to DMX that:

          8.2.1 DMX-UK is a corporation duly organized and validly existing under the laws of the United Kingdom.

          8.2.2 DMX-UK has the corporate power and authority to enter into this Agreement and to perform fully its obligations hereunder.

          8.2.3 DMX-UK is under no contractual or other legal obligation which shall in any way interfere with its full, prompt and complete performance hereunder.

          8.2.4 DMX-UK shall during the Term have valid licenses or other authorizations granted by the appropriate governmental authorities throughout the Territory, if required under applicable law, to distribute the Channels in accordance with this Agreement, and will operate such systems throughout the Term in accordance with such licenses or authorization.


9.   COMPLIANCE WITH LAWS AND LICENSES

     9.1 REGULATORY COMPLIANCE. DMX-UK shall ensure that the content of the DMX-UK Service complies in all aspects with the regulatory requirements in the Territory or any part thereof. DMX-UK further undertakes to obtain any requisite governmental approvals required in the Territory or any part thereof for the distribution of the DMX-UK Service.

     9.2 PIRACY. DMX-UK agrees that it will not authorize parties other than Subscribers to receive the signal of the Channels, nor will it authorize others to copy, take or otherwise reproduce any part of the Channels without the prior written consent of DMX. DMX-UK further agrees to take all reasonable and practical security measures to prevent the unauthorized or otherwise unlawful copying, taping or distribution of the Channels by others; provided, however, security measures that are equivalent to the security measures taken by DMX in the United States on the same medium to prevent unauthorized or otherwise unlawful copying, taping or distribution of the Channels by others shall be deemed to be adequate security measures for purposes of this sentence.

10.  INDEMNIFICATION

     10.1 INDEMNIFICATION. Each Party shall indemnify and hold the other Party harmless from and against any and all claims, liabilities, costs and expenses, including attorneys fees and costs, arising out of any breach by such Party of any of its respective representations, warranties or covenants herein contained. In addition, without limiting the foregoing, DMX-UK shall indemnify and hold DMX harmless against any and all claims, liabilities, costs and expenses, including attorneys fees and costs, arising from and in connection with (i) any non-payment of any amounts payable in respect of copyrights, and music and sound recording performance and reproduction rights, arising from the distribution of the Channels in the Territory; (ii) any assertion by any third party that the distribution, promotion, and other exploitation of the Channels, and any programming contained therein, violate or infringe upon any rights of such third party in the Territory, unless such third party is not a creditor (as of the date of this Agreement), receiver or trustee of the Companies and the claims of such third party derive from a purported grant of rights by DMX to the third party that is inconsistent with this Agreement; or (iii) the failure of DMX-UK to obtain or maintain proper governmental authority to distribute the Channels in the Territory.

     10.2 PROCEDURE FOR INDEMNIFICATION. The Party entitled to indemnification hereunder (the "INDEMNIFIED PARTY") shall notify the other Party hereto (the "INDEMNIFYING PARTY") in writing of the claim or action for which such indemnity applies. The Indemnifying Party shall undertake the defense of any such claim or action and permit the Indemnified Party to participate therein at the Indemnified Party's own expense. The settlement of any such claim or action by an Indemnified Party, without the Indemnifying Party's prior written consent, shall release the Indemnifying Party from its obligations hereunder with respect to such claim or action so settled. The Indemnifying Party shall not settle or otherwise dispose of any claim without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld.

11.  TERM AND TERMINATION

     11.1 TERM. Unless terminated earlier pursuant to the provisions of this Agreement, the Term of this Agreement shall be a period of five (5) years from the Closing Date (as defined in the Stock Purchase Agreement).

     11.2 TERMINATION FOR BREACH. This Agreement may be terminated by a party (the "Noticing Party") as follows:

          11.2.1 thirty (30) days following written notice by the Noticing Party to the other Party (the "Noticed Party") of any material inaccuracy of a representation made by the Noticed Party herein or in the Stock Purchase Agreement or of a material breach by the Noticed Party of any of its obligations hereunder or under the Stock Purchase Agreement, if such misrepresentation or breach is not cured within the thirty (30) day period following such notice;

          11.2.2 immediately upon written notice by the Noticing Party to the Noticed Party if the Noticed Party has made a voluntary petition for protection under the bankruptcy laws, or if the Noticed Party has taken any similar action in consequence of debt;

          11.2.3 thirty (30) days following written notice by the Noticing Party to the Noticed Party if the Noticed Party has been the subject of the filing of an involuntary petition in bankruptcy, or if any distress or attachment is levied or any receiver is appointed in respect of the business or a substantial part of the property or assets of the Noticed Party, unless such petition, distress, attachment, or receiver is dismissed within such thirty-day period; or

          11.2.4 upon thirty (30) days prior written notice by the Noticing Party to the Noticed Party if any event of Force Majeure shall continue for a period of sixty (60) consecutive days.

The exercise of any right to termination under this Section 11.2 is not an exclusive remedy, and the Noticing Party may in addition exercise any other remedy available to it in law or equity.

     11.3 EFFECT OF TERMINATION. The expiration or termination of this Agreement for whatever reason shall not affect any rights of either Party which may have accrued prior to such expiration or termination. Subject to the foregoing, neither party shall by reason of the expiration or termination of this Agreement be liable to the other for compensation or damage on account of the loss of present or prospective profits on distribution or anticipated distribution of the Channels, or expenditures, investments or commitments made in connection therewith. Upon the expiration or termination of this Agreement, DMX-UK shall promptly pay all outstanding and/or accrued Incremental Costs to DMX and return to DMX, or otherwise dispose of as DMX may reasonably instruct, all tapes and materials in relation to the Channels, programming contained therein, advertisements or Promotional Materials, and other materials, documents and papers provided to DMX-UK and relating to the Channels which DMX-UK may have in its possession or under its control.

12.  MISCELLANEOUS

     12.1 NOTICES. Any notice in connection with this Agreement shall be in writing and shall be delivered by air courier or by facsimile to the addresses or facsimile numbers given below. Notice given by air courier shall be deemed given when recorded on the records of the air courier as received by the receiving party. Notice given by facsimile shall be deemed given upon transmission if on a business day and during business hours in the country of receipt, otherwise notice shall be deemed to have been given at 9:00 a.m. on the next business day in the country of receipt.

          If to DMX:

                    DMX Inc.
                    11400 West Olympic Blvd., Suite 1100
                    Los Angeles, California  90064


          If to DMX-UK:

                    DMX-Europe (UK) Limited
                    3d and 4th Floors
                    Europa House
                    Church Street
                    Middlesex TW7 6DA, United Kingdom

                    with a copy to:

                    Jerold H. Rubinstein
                    700 Park Lane
                    Santa Barbara, CA 93108


Either party may change its address by giving notice to the other in the manner set forth above.

     12.2 GOVERNING LAW; JURISDICTION AND VENUE. This Agreement has been negotiated and entered into in the State of California and this Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its conflict of laws rules. The Parties hereby irrevocably agree that any legal action or proceedings with respect to this Agreement may be brought in the courts of the State of California, or in any United States District Court of California and by execution and delivery of this Agreement, each party irrevocably submits to each such jurisdiction and irrevocably waives any and all objections which it may have as to venue in any of the above courts.

     12.3 WAIVER OF JURY TRIAL. EACH PARTY HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS AMONG THE PARTIES RELATING TO THE SUBJECT MATTER OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Party acknowledges that this waiver is a material inducement to enter into a business relationship, that each other Party has already relied on this waiver in entering into this Agreement, and will continue to rely on this waiver in any future dealings. Each Party further warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     12.4 ASSIGNMENT. The right and obligations of the Parties may be assigned in whole or in part, voluntarily or by operation of law, without the prior written consent of the other Party if such assignment is to an Affiliate of the assigning Party. Each Party shall notify the other within seven (7) days of any such assignment. In addition, DMX shall be entitled to assign its rights and obligations under this Agreement in connection with a merger or acquisition transaction (in whatever form) between DMX and a subsidiary of Tele-Communications, Inc. Except as expressly provided, neither Party may assign or transfer this Agreement to any third party without the consent of the other Party, which consent shall not be unreasonably withheld.

     12.5  NO PARTNERSHIP.  Nothing contained herein shall be deemed to create, and the Parties do not intend to create, any relationship of partners or joint venturers as between DMX-UK and DMX with respect to this Agreement. Neither DMX-UK nor DMX shall be, or shall hold itself out to be, the agent of
the other under this Agreement.   No Subscriber shall be deemed to have any
privity of contract or direct contractual or other relationship with DMX by virtue of this Agreement or DMX's delivery of the Channels to DMX-UK hereunder.

     12.6 SEVERABILITY. If at any time, any provision of this Agreement is, or becomes under any law, or is found by a court of competent jurisdiction to be illegal, void, invalid, prohibited or unenforceable, then such provision shall be ineffective to the extent of such illegality, voidness, invalidity, prohibition or unenforceability and the remaining provisions of this Agreement shall remain in full force and effect. In such event, the Parties shall thereafter use their respective best endeavors to negotiate and agree upon a substitute provision which is valid and enforceable and achieves to the greatest extent the legal and commercial objectives of the prohibited provision.

     12.7 CAPTIONS AND HEADINGS. The captions and headings herein are included for convenience only and shall not be considered a part of or used to construe this Agreement.

     12.8 COSTS OF PREPARATION. Each of the Parties herein undertakes to bear its own costs in relation to and arising from the preparation and execution of this Agreement.

     12.9 ATTORNEYS' FEES AND EXPENSES. Each Party hereby agrees to be responsible for and to pay upon demand all costs and expenses, including, without limitation, reasonable attorneys' fees incurred by another Party in connection with any dispute between such parties concerning this Agreement and the transactions contemplated herein in which the latter Party prevails (whether or not suit is filed).

     12.10 SUCCESSORS AND PERMITTED ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors, assigns and permitted assignees.

     12.11 FORCE MAJEURE. Neither DMX nor DMX-UK shall be liable to the other for any event of Force Majeure. In the event of any such delay, pre-emption or failure due to Force Majeure, the Party whose performance is affected shall promptly notify the other Party of the nature and anticipated length of continuance of such Force Majeure, and during such period both Parties shall be excused from performance.

     12.12 SURVIVAL. Upon termination of this Agreement for any reason, Sections 4.4, 6.1, 6.2, 7.1, 10.1, 10.2, 12.1, 12.2, 12.3, 12.9, and 12.12
(including any definitions that are necessary to the operation of such sections) shall continue to remain in full force and effect.

     12.13 ENTIRE AGREEMENT. This Agreement (together with all Exhibits attached hereto, which are incorporated herein by this reference) and the Stock Purchase Agreement (and all documents delivered pursuant thereto) constitute the whole agreement between the Parties and it is expressly declared that no variations hereof shall be effective unless made in writing and signed by both Parties. All prior terms sheets and other correspondence between the parties shall be deemed to have lapsed upon the signing of this Agreement.

    IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first set forth above.



DMX Inc.



By:__________________________
Its__________________________



DMX-Europe (UK) Limited



By:__________________________
Its:_________________________

                                   EXHIBIT A

TRADEMARKS
----------

 .  ICT

 .  International Cablecasting Technologies Inc.

 .  ICT & Design (former corporate logo)

 .  DMX DJ

 .  DMX

 .  Digital Music Express

 .  DMX & Design:

                        [LOGO OF DIGITAL MUSIC EXPRESS]

 .  DMX World Logo:

                              [LOGO OF DMX WORLD]

                                   EXHIBIT B

                                   TERRITORY

1. EUROPE: Albania, Andorra, Austria, Belarus, Belgium, Bosnia and Herzegovia, Bulgaria, Croatia, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Macedonia, Malta, Moldova, Monaco, Netherlands, Norway, Poland, Portugal, Romania, Russia, San Marino, Serbia & Montenegro, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, Ukraine, United Kingdom, Vatican City, Yugoslavia, and any political entity whose borders are enclosed entirely within the countries listed in this paragraph 1.

2. MIDDLE EAST: Bahrain, Cyprus, Egypt, Iran, Iraq, Israel, Jordan, Kuwait, Lebanon, Oman, Palestine, Qatar, Saudi Arabia, Syria, United Arab Emirates, Yemen, and any political entity whose borders are enclosed entirely within the countries listed in this paragraph 2.

                                     -22-